UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6563

CALVERT WORLD VALUES FUND, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2011


Item 1.  Report to Stockholders.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of
each operating company
listed below

Calvert Asset Management	Calvert Investment	Investment advisor to
Company, Inc.	Management, Inc.	the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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TABLE
OF CONTENTS

4 President’s Letter

7 SRI Update

10 Portfolio Management Discussion

15 Shareholder Expense Example

17 Report of Independent Registered Public Accounting Firm

18 Statement of Net Assets

28 Statement of Operations

29 Statements of Changes in Net Assets

31 Notes to Financial Statements

40 Financial Highlights

45 Explanation of Financial Tables

47 Proxy Voting and Availability of Quarterly Portfolio Holdings

48 Director and Officer Information Table

Dear Shareholder:

     After a strong finish to 2010 and start of the new year, the U.S. economy lost its footing in the summer of 2011. Hope for a second-half rebound gave way to concerns we were heading into another recession as consumer insecurity, a weak job market, the looming sovereign debt crisis in Europe, and uncertainty about the direction of U.S. and European policy weighed on economic growth and turned markets into a roller coaster.

The final months of the reporting period were particularly difficult for equities amid significant market volatility in the financial markets. After U.S. government debt lost its Standard & Poor’s triple A rating for the first time in history, already anxious investors flocked to the relative safety of cash and Treasuries, despite very low short-term yields. In the end, third-quarter market turmoil more than erased stock market gains made through the first six months of 2011. In fact, the -13.87% third-quarter return for the Standard & Poor’s 500 Index was the biggest quarterly drop for that index since the financial meltdown in the fourth quarter of 2008.

The 2008-2009 Financial Crisis -- Where Are We Now?

There have been many media comparisons to the third quarter of 2008 recently, so I think it’s worth noting some key differences. Despite third-quarter events, equity markets are still generally ahead of where they were in the depths of the financial crisis, as the S&P 500 Index and Russell Mid-Cap Index returned an annualized 1.23% and 3.96% for the three-year period ended September 30, 2011. Also, unlike 2008, the stock market seems to be rebounding quickly, having regained much of the lost ground in the first two weeks of October.

While still high, the unemployment rate has decreased a full percentage point from its recession peak. And in a direct month-to-month comparison, the United States added 103,000 jobs in September 2011 (58,000 if you exclude the return of striking Verizon workers) versus losing 434,000 jobs in September 2008.1 In housing, builder confidence in the current market for new single-family homes as measured by the National Association of Home Builders/Wells Fargo Housing Market Index (HMI) rose four points to 18 for October 2011--a sign that pockets of recovery in housing may be starting to emerge across the country. The HMI index is also four points higher than it was in October 2008.

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Energy prices have fallen, too--after soaring to $150 a barrel, crude oil hovered around $80 a barrel at the end of September 2011. While prices at the pump did not decrease proportionately, they are lower, which is good for consumers’ wallets and oil-dependent industries. In fact, reports show retail sales have notched up in recent weeks--a sign that consumers are starting to spend a bit more freely now. And although household debt still exceeds consumers’ after-tax income, it fell 12% between its record high in September 2007 and June of this year.2 The bottom line is that economic recovery may continue to be more two-steps-forward-one-step-back rather than the straight line progress we’d all prefer, but the recovery is happening. In the meantime, the expertise of your Calvert fund managers will help guide your investments through the ups and downs that may lie ahead.

Board Diversity and Company Competitiveness

As always, we filed several shareholder resolutions this year asking companies to consider diverse candidates during their board selection. Most were successfully withdrawn after the companies agreed to add specific considerations of race, gender and ethnicity to their selection process. However, Urban Outfitters was one of two companies that opposed the resolution that we filed.

Unlike its five biggest apparel-industry competitors, Urban Outfitters doesn’t have any women or minorities on its board. This is particularly disconcerting since 53% of its North American net retail store sales in fiscal 2011 came from its Anthropologie and Free People stores for women. Of course, the Urban Outfitters flagship store heavily caters to women too. Smart companies understand the importance of having management that reflects their target audiences and Urban Outfitters is certainly missing the mark.

We pressed on and 22% of shareholders voted in favor of the resolution. The battle received a good deal of attention in the press, although it remains to be seen if the company will heed the call of its shareholders.

Your Financial Advisor Is Always Available

It’s easy to be a long-term investor when markets are strong. The challenge is to remain one when markets are going through a protracted period of uncertainty. While it may take longer than we’d like, markets have always recovered in the past and I am confident they will do so again. These cycles are simply the nature of the market.

In times like these, it’s best to stay the course, maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. However, if you think your financial needs or risk tolerance have changed, your financial advisor is always available to discuss your concerns.

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We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for entrusting your investments to Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

October 2011

1 Bureau of Labor Statistics

2 Center for American Progress, Economic Snapshot for September 2011

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As always, Calvert continues to work hard to ensure you have a say in the responsible man- agement of environmental, social, and gover- nance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Climate Change

As the impacts of climate change become increasingly apparent, the consequences on vulnerable, impoverished communities around the world cannot be ignored. Even with aggressive mitigation efforts, many will still experience dire effects from more severe weather-related disasters, increased food and water insecurity, increased scarcity of natural resources, and negative health effects. While many communities have begun to prepare, businesses can contribute to--and benefit from--preparation as well.

To that end, Calvert has joined with leading companies such as Entergy, Green Mountain Coffee Roasters, Levi Strauss, Limited Brands, Starbucks, and Swiss Re to launch the Partnership for Resilience and Environmental Preparedness (PREP) to promote business practices that help companies and communities gear up for the impact of climate change. It also advocates for public policies to mitigate climate variability, weather extremes, and other consequences of a changing climate.

Overall Shareholder Advocacy Efforts

Calvert filed 38 resolutions in the 2011 proxy season, 28 of which were successfully withdrawn after companies agreed to the terms of the resolution. The most popular topics were sustainability reporting, climate change risks, and climate principles.

Majority Vote in Director Elections

Shareholders’ role in electing a board of directors is a fundamental part of ensuring accountability. Unfortunately, many companies weaken this role by conducting elections under a plurality rather than a majority standard—which essentially means a director nominee can be elected with only his or her own affirmative vote.

Calvert filed four shareholder proposals calling for companies to adopt majority voting this year. Those at Plains Exploration and Production, Global Payments, and Agco were withdrawn after the companies agreed to the requested changes. Hansen Natural responded with minor improvements to their election process. But we felt they were insufficient, so we kept the resolution on the ballot and 48% of shareholders voted in favor of it.

Update on Board Diversity

Persuading companies to make their boards more representative of their customers, employees, and other target audiences continues to be an important initiative. In August, Calvert Senior Sustainability Analyst Aditi Mohapatra published an article in Forbes

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magazine, “Are There Really Boards With No Women?” The article highlighted the fact that women still hold only 18% of corporate board posts at S&P 100 companies, despite a growing body of evidence proving the business case for diverse boards.

Also, five resolutions seeking a proactive commitment to include women and minorities as part of every board director search were filed this year. Three were successfully withdrawn before the annual meeting. The remaining two—at Urban Outfitters and American Financial Group—received strong support with 22% and 27% of shareholders votes.

First U.S. Automaker Added to Calvert Social Index

Another notable event was Ford Motor becoming the first U.S. automaker to qualify for Calvert Signature Funds and be added to the Calvert Social Index. Ford has emerged in recent years as the fuel efficiency leader among the big three U.S. auto manufacturers. A review of Ford’s key industry impacts, as well as our engagement with the company over the past four years, ensured that it met our environment, social, and governance (ESG) criteria for investment.

While we remain concerned about the overall impact of automobile companies on issues such as greenhouse emissions, we believe Ford and the foreign automakers Calvert invests in are taking meaningful steps to reduce the negative environmental impacts of their products. Of course, we will continue to seek improvement on key issues by working with senior management of all these companies.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 One such company receiving funding through the Foundation is Seedco Financial Services, which supports small businesses in under-served communities and those owned by women and minorities such as Telecom Transport Services in Birmingham, Alabama. Last year, owner Sue Watkins landed a large contract to transport costly telecommunication equipment that required the company to move to a new warehouse, lease new equipment, and hire additional staff. A $25,000 microloan from Seedco allowed her to make the necessary investments. Now the company enjoys continued growth and is creating jobs in her community.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that aim to provide market-rate returns while developing products or services that address important sustainability or environmental issues.

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One recent investment was PresenceLearning, a firm that provides live, online speech therapy to students via web-based video conference technology.2 A national shortage of speech therapists prevents many students with severe communication disorders from receiving therapy. Now, the company’s distributed network technology enables specialists to serve more students in a more cost-efficient manner.

Another investment was DBL Equity Fund–BAEF II, L.P.2 DBL is a women-led firm with a “Double Bottom Line” strategy to invest in companies that aim to deliver top-tier venture capital returns while working with these companies to create social, environmental, and economic improvement in the regions where they operate.

1 As of September 30, 2011, Calvert Social Investment Foundation (“Calvert Foundation” or “Foundation”) Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund 0.79%, Calvert International Equity Fund 1.48%, and Calvert Small Cap Fund 0.57%. The Calvert Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Investment-sponsored investment product.

2 As of September 30, 2011, PresenceLearning and DBL Equity Fund represented 0.01% and 0.02% of Calvert Equity Portfolio. All holdings are subject to change without notice.

As of September 30, 2011, the following companies represented the following percentages of net assets: Entergy 0% of all funds, Green Mountain Coffee Roasters 0.17% of Calvert Social Index Fund, Levi Strauss 0% of all funds, Limited 0.15% of Calvert Social Index Fund, Starbucks 0.41% of Calvert Social Index Fund, Swiss Re 0% of all funds, Plains Exploration 0.05% of Calvert Social Index Fund, Global Payments 0.05% of Calvert Social Index Fund, Agco 0.05% of Calvert Social Index Fund, Hansen Natural 0.09% of Calvert Social Index Fund, Urban Outfitters 0% of all funds and American Financial Group 0.04% of Calvert Social Index Fund, and Ford 0.53% of Calvert Social Index Fund. All holdings are subject to change without notice.

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PORTFOLIO MANAGEMENT DISCUSSION

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities Calvert Investment Management, Inc.

Investment Performance

For the 12-month period ended September 30, 2011, Calvert International Equity Fund Class A shares (at NAV) returned -14.47%, underperforming the -8.51% return of the MSCI EAFE Investable Market Index due to weak stock selection.

Investment Climate

A strong performance by equity markets in the fourth quarter of 2010 and modest gains in the first half of 2011 were largely erased by stocks’ dismal performance in the third quarter of 2011. Despite healthy earnings from U.S. companies, macroeconomic troubles became the focus of attention and weighed on investor sentiment. Over the past four quarters, the Standard & Poor’s (S&P) 500 Index of U.S. stocks returned 1.14%. International stocks fared considerably worse as the MSCI EAFE IMI and MSCI Emerging Markets IMI Index, for example, returned -8.51% and -16.46%, respectively.

In general, U.S. companies, led by those in the Technology and Health Care sectors, continued to show financial strength and to

CALVERT INTERNATIONAL EQUITY FUND
September 30, 2011
Investment Performance
(Total Return at NAV*)

	6 months	12 months
	ended	ended
	9/30/11	9/30/11
Class A	-19.35%	-14.47%
Class B	-19.75%	-15.48%
Class C	-19.66%	-15.21%
Class I	-19.06%	-13.84%
Class Y	-19.16%	-14.20%

MSCI EAFE Investable
Market Index	-17.50%	-8.51%

Lipper International
Large-Cap Core
Funds Average	-19.21%	-10.77%

Ten Largest		% of
Stock Holdings		Net Assets
BG Group plc		2.3%
Canadian National Railway Co.
- Toronto Exchange		2.3%
Novartis AG		2.3%
Pearson plc		2.2%
Canon, Inc.		1.8%
Telefonica SA		1.8%
Toyota Motor Corp.		1.7%
SAP AG		1.5%
Adidas AG		1.5%
Kingfisher plc		1.5%
Total		18.9%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

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rely on their healthy balance sheets and impressive cash reserves for mergers and acquisitions.

The eurozone crisis continued to unfold, weighed down by struggling peripheral economies. Although leaders attempted to assure investors that the proposed long-term solutions to the debt crisis were viable, the fear of contagion intensified. Germany and France braced for a Greek default by taking steps to insulate their financial institutions from large losses. While we don’t see a high probability of a Greek default driving the United States into recession, the possibility still seemed to drive market sentiment.

European bank stocks continued to be among those most adversely impacted by the eurozone debt crisis, driven by longer-term funding stress, as well as by U.S. money market funds’ further reductions in their exposure to these banks.

The S&P downgrade of U.S. government debt on August 5 was another blow to investor confidence, contributing to a global equity market sell-off and pushing U.S. Treasury yields down as risk aversion in the markets increased. The resulting equity market volatility was also fed by concerns about the political stalemate in Washington, the European sovereign debt issues, and a significant slowdown in U.S. economic growth—or, more ominously, the possibility of a double-dip recession in the United States.

After the completion of QE2 in June, the Federal Reserve (Fed) supplemented its accommodative policy with the well-timed September 21 announcement of “operation twist,” a plan to sell $400 billion in short-term Treasuries while purchasing the same amount of longer-term Treasuries. This could boost investment and refinanc-ing in the United States by reducing long-

CALVERT
INTERNATIONAL
EQUITY FUND
September 30, 2011

% of Total
Economic Sectors	Investments
Consumer Discretionary	19.2%
Consumer Staples	8.5%
Energy	6.2%
Financials	19.6%
Health Care	9.0%
Industrials	10.0%
Information Technology	9.2%
Limited Partnership Interest	0.9%
Materials	5.1%
Telecommunication Services	7.4%
Time Deposit	1.6%
Utilities	2.6%
Venture Capital	0.7%
Total	100%

term interest rates. The Fed also promised to keep interest rates low for the next two years. However, the announcement was accompanied by alarming statements about U.S. economic weakness, which further unsettled markets.

In fact, worries about anemic global economic growth intensified over the last 12 months, with U.S. gross domestic product (GDP) growth numbers revised down for the first half of the year to less than a 1% average annual growth rate, according to the Bureau of Economic Analysis.

The most recent release of employment figures by the Bureau of Labor Statistics showed that the unemployment rate remained at 9.1% in August. Jobs data is likely to be a lagging indicator of economic activity in this economic cycle and may not improve until other economic indicators are more firmly in positive territory.

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Although the secular upward trend in commodity prices may persist in the long term, decreasing commodity prices are a positive for global economic growth in the near term. A continued price break should reduce risks to top-line inflation, lift the drag on economic growth, and provide additional stability to the Fed’s actions.

In China, the threat of inflation still looms and may make it difficult for that country and other emerging-market economies to implement more accommodative monetary policy in the near term. However, recent industrial production numbers in China were positive and although manufacturing data was slightly contractionary, it was not at hard landing levels.

One of the stronger headwinds to U.S. economic growth, the housing market, seems to be stabilizing, helped by historically low mortgage rates and home prices, and can provide a considerable boost to consumer confidence. The U.S. manufacturing sector continued to be strong, with the Chicago PMI and ISM Manufacturing PMI both better than expected in September.

Portfolio Strategy

The Fund is based upon a multi-manager approach with allocations managed by each of the two sub-advisors, Thornburg Investment Management and Martin Currie Inc., as well as the advisor, Calvert Investment Management, Inc., with the latter also overseeing the general strategy and overall allocations to the managers.

Stock selection in the Fund suffered, primarily in Financials. All three managers had significant struggles in their respective portfolios in this sector, specifically within the commercial banks industry due to the negative impact of the European debt crisis. Barclays, Turikye Garanti Bankasi, BNP Paribas, and Standard Chartered

CALVERT INTERNATIONAL EQUITY FUND
September 30, 2011
Average Annual Total Returns

Class A Shares	(with max. load)
One year	-18.41%
Five year	-9.20%
Ten year	1.11%

Class B Shares	(with max. load)
One year	-19.58%
Five year	-9.49%
Ten year	0.44%

Class C Shares	(with max. load)
One year	-15.99%
Five year	-9.09%
Ten year	0.70%

Class I Shares
One year	-13.84%
Five year	-7.65%
Ten year	2.39%

Class Y Shares*
One year	-14.20%
Five year	-8.08%
Ten year	1.74%

*  Calvert International Equity Fund first offered Class Y Shares on October 31, 2008.
Performance prior to that date reflects the performance of Class A Shares at net asset value (NAV). Actual Class Y Share perfor- mance would have been different.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods. The results shown are for Classes A shares and reflect the deduction of the maximum front-end sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.90%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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all weighed on performance. The Fund also experienced stock selection weakness within Diversified Financials, specifically as a result of its Hong Kong Exchanges & Clearinghouse and BM&F Bovespa holdings. Areas within Industrials and Consumer Staples detracted as well, but to a much lesser extent.

Sector allocation had an slight negative impact on the overall active return. Country allocation was a positive contributor to active return, driven by the Fund’s overweight position in North American equities.

Outlook

While we may see further volatility in the equity markets, those who step in to buy the dips in a time of uncertainty could have the potential for greater returns. Combined with generally positive U.S. economic data and attractive equity valuations--the 12-month forward price/earnings ratio for the S&P 500 Index was 10.61 after market close on September 30--as well as signs that China’s growth momentum has not stalled, we continue to believe the market can see a healthy recovery in the next few months. We remain cautiously optimistic on U.S. economic growth, albeit less so on European and global growth.

We also believe the U.S. earnings season that started in October is likely to provide positive earnings surprises and serve as a positive catalyst for the U.S. and possibly global equity markets, especially given current valuation levels, which may present some of the best buying opportunities in the equity markets.

October 2011

The following companies represented the following percentages of Portfolio net assets as of September 30, 2011: Barclays 0.13%, Turikye Garanti Bankasi 0.43%, BNP Paribas 0.57%, Standard Chartered 1.17%, Hong Kong Exchanges 0.80%, and BM&F Bovespa 0.40%. Holdings are subject to change without notice.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	4/1/11	9/30/11	4/1/11 - 9/30/11
Class A
Actual	$1,000.00	$806.50	$8.20
Hypothetical	$1,000.00	$1,015.99	$9.15
(5% return per
year before expenses)

Class B
Actual	$1,000.00	$802.50	$13.42
Hypothetical	$1,000.00	$1,010.18	$14.97
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$803.40	$12.07
Hypothetical	$1,000.00	$1,011.68	$13.47
(5% return per
year before expenses)

Class I
Actual	$1,000.00	$809.40	$4.81
Hypothetical	$1,000.00	$1,019.75	$5.37
(5% return per
year before expenses)

Class Y
Actual	$1,000.00	$808.40	$6.30
Hypothetical	$1,000.00	$1,018.10	$7.03
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.81%, 2.97%, 2.67%, 1.06% and 1.39% for Class A, Class B, Class C, Class I and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert World Values International Equity Fund:

We have audited the accompanying statement of net assets of Calvert World Values International Equity Fund (the Fund), a series of Calvert World Values Fund, Inc., as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert World Values International Equity Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2011

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STATEMENT OF NET ASSETS
SEPTEMBER 30, 2011

EQUITY SECURITIES - 94.3%	SHARES	VALUE
Australia - 1.4%
Amcor Ltd. (ADR)	5,959	$160,238
Santos Ltd.	184,133	2,004,956
Sims Metal Management Ltd	101,410	1,212,562
Sims Metal Management Ltd. (ADR)	62,686	742,202
		4,119,958

Austria - 0.1%
Erste Group Bank AG (ADR)	10,863	141,762
Telekom Austria AG (ADR)	546	10,980
Verbund AG (ADR)	1,033	6,012
		158,754

Belgium - 0.1%
Ageas (ADR)	4,263	7,673
Delhaize Group SA (ADR)	4,333	253,221
		260,894

Brazil - 1.8%
BM&FBOVESPA SA	243,793	1,158,190
Natura Cosmeticos SA	109,999	1,902,428
Porto Seguro SA	101,000	955,276
Tim Participacoes SA (ADR)	57,446	1,353,428
		5,369,322

Canada - 5.7%
Canadian National Railway Co.:
New York Exchange	32,251	2,147,272
Toronto Exchange	99,824	6,728,272
Cenovus Energy, Inc.	45,200	1,403,854
EnCana Corp.:
New York Exchange	58,265	1,119,271
Toronto Exchange	68,616	1,332,035
Potash Corporation of Saskatchewan, Inc.	41,701	1,802,317
Suncor Energy, Inc.:
New York Exchange	13,430	341,659
Toronto Exchange	65,800	1,694,714
		16,569,394

China - 1.0%
China Merchants Bank Co. Ltd	1,051,915	1,593,672
Mindray Medical International Ltd. (ADR)	53,900	1,272,579
		2,866,251

www.	calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 18

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Denmark - 1.4%
Danske Bank A/S (ADR)*	28,748	$202,961
H Lundbeck A/S (ADR)	6,680	127,187
Novo Nordisk A/S, Series B	37,322	3,724,673
Novozymes A/S (ADR)	765	109,196
		4,164,017

Finland - 0.5%
Metso Oyj (ADR)	871	25,451
Nokia Oyj (ADR)	16,522	93,515
Outotec OYJ	32,865	1,173,171
Sampo Oyj (ADR)	13,053	166,034
		1,458,171

France - 8.8%
Air France-KLM (ADR)*	5,218	39,239
Air Liquide SA	36,144	4,242,806
Air Liquide SA (ADR)	15,637	365,280
AXA SA (ADR)	37,817	497,294
BNP Paribas SA	33,371	1,325,980
BNP Paribas SA (ADR)	16,289	320,893
Cap Gemini SA (ADR)	424	7,089
Carrefour SA (ADR)	56,261	248,674
Cie Generale d’Optique Essilor International SA (ADR)	2,595	92,643
Credit Agricole SA (ADR)	61,249	207,634
Danone (ADR)	51,495	639,568
Dassault Systemes SA	38,521	2,730,406
Groupe Danone	47,866	2,957,055
L’Oreal SA (ADR)	8,390	163,605
Publicis Groupe	65,000	2,731,799
Sanofi SA	42,497	2,801,038
Sanofi SA (ADR)	23,058	756,302
Schneider Electric SA (s)	46,070	2,489,875
Schneider Electric SA (ADR)	23,452	254,220
Suez Environnement Co. (ADR)	3,272	22,544
Suez Environnement SA	89,193	1,247,920
Valeo SA (ADR)	11,425	241,182
Vallourec SA	10,700	615,642
Veolia Environnement SA (ADR)	40,141	584,453
		25,583,141

Germany - 7.8%
Adidas AG	72,474	4,389,622
Aixtron SE (ADR)	40,468	587,595
Allianz SE	16,400	1,549,184
Allianz SE (ADR)	134,018	1,251,728
Brenntag AG	12,089	1,055,236
Celesio AG (ADR)	1,954	5,022
Commerzbank AG (ADR)*	2,056	5,243
Continental AG*	28,178	1,625,492
Continental AG (ADR)*	124	7,218
Deutsche Post AG (ADR)	15,587	201,072
Henkel AG & Co. KGaA	34,013	1,494,026
K+S AG (ADR)	3,026	81,097

www.	calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 19

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Germany - Cont’d
Kabel Deutschland Holding AG*	24,400	$1,320,329
Merck KGaA (ADR)	714	19,471
SAP AG	87,248	4,464,583
SAP AG (ADR)	32,107	1,625,256
Volkswagen AG, Preferred	20,307	2,696,939
Volkswagen AG (ADR), Preferred	17,431	466,105
		22,845,218

Greece - 0.1%
National Bank of Greece SA (ADR)*	417,598	325,685

Hong Kong - 4.0%
AIA Group Ltd.	540,000	1,535,892
Bank of East Asia Ltd. (ADR)	6,813	21,052
China Merchants Holdings International Co. Ltd.	924,000	2,488,375
City Telecom HK Ltd. (ADR)	99,061	936,127
Esprit Holdings Ltd. (ADR)	113,562	265,735
Hang Lung Properties Ltd.	498,989	1,475,818
Hang Lung Properties Ltd. (ADR)	88,320	1,302,720
Hang Seng Bank Ltd. (ADR)	2,300	27,071
Hong Kong Exchanges and Clearing Ltd.	152,646	2,191,274
Hong Kong Exchanges and Clearing Ltd. (ADR)	7,030	102,005
Johnson Electric Holdings Ltd. (ADR)	2,229	10,944
Li & Fung Ltd. (ADR)	45,817	155,320
PCCW Ltd. (ADR)	4,548	16,691
SJM Holdings Ltd.	602,000	1,048,312
		11,577,336

Indonesia - 0.6%
Bank Mandiri Tbk PT	2,397,500	1,674,290

Ireland - 0.1%
Experian plc (ADR)	21,200	235,744
WPP plc (ADR)	1,384	63,733
		299,477

Israel - 1.2%
Check Point Software Technologies Ltd.*	67,000	3,534,920

Italy - 0.1%
Intesa Sanpaolo SpA (ADR)	22,663	215,299

Japan - 15.4%
Advantest Corp. (ADR)	8,403	89,744
Aeon Co. Ltd. (ADR)	6,110	81,385
Asahi Glass Co. Ltd. (ADR)	50,819	491,420
Canon, Inc	117,243	5,314,032
Canon, Inc. (ADR)	50,119	2,268,386
Dai Nippon Printing Co. Ltd. (ADR)	46,114	469,440
Dai-ichi Life Insurance Co. Ltd.	855	884,375
Daiwa House Industry Co. Ltd. (ADR)	1,001	128,779
Denso Corp. (ADR)	12,105	194,285
Eisai Co. Ltd. (ADR)	527	21,038

www.	calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 20

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
Fanuc Ltd.	17,361	$2,393,033
Fujitsu Ltd. (ADR)	21,109	493,106
Honda Motor Co. Ltd. (ADR)	66,906	1,950,310
KDDI Corp.	312	2,145,345
Konami Corp. (ADR)	3,970	133,829
Kubota Corp. (ADR)	12,812	511,455
Mitsui Fudosan Co. Ltd	102,256	1,620,316
Mizuho Financial Group, Inc. (ADR)	393,007	1,120,070
MS&AD Insurance Group Holdings (ADR)	70,455	759,505
Nippon Yusen KK (ADR)	162,228	856,564
Nissan Motor Co. Ltd. (ADR)*	99,011	1,737,643
Nitto Denko Corp. (ADR)	15,501	607,019
Nomura Holdings, Inc. (ADR)	280,694	999,271
NSK Ltd. (ADR)	3,145	46,546
NTT DoCoMo, Inc	1,554	2,836,096
ORIX Corp. (ADR)	12,681	491,135
Panasonic Corp. (ADR)	130,902	1,246,187
Sega Sammy Holdings, Inc. (ADR)	12,209	70,812
Seiko Epson Corp. (ADR)	18,760	116,687
Sekisui House Ltd.	193,000	1,821,159
Sharp Corp. (ADR)	49,666	413,718
Sony Corp.	71,800	1,379,545
Sony Corp. (ADR)	66,389	1,261,391
Sumitomo Mitsui Trust Holdings, Inc. (ADR)	84,468	277,900
Tokyo Gas Co. Ltd.	507,118	2,364,934
Toyota Motor Corp.	148,182	5,071,436
Toyota Motor Corp. (ADR)	31,311	2,137,289
		44,805,185

Luxembourg - 0.8%
SES SA (FDR)	93,998	2,291,205

Mexico - 0.1%
FINAE, Series D, Preferred (b)(i)*	1,962,553	221,998

Netherlands - 2.6%
ASML Holding NV	5,123	176,949
BE Semiconductor Industries NV	7,456	44,363
Gemalto NV	49,261	2,357,483
ING Groep NV (CVA)*	380,288	2,686,759
Koninklijke Philips Electronics NV	79,111	1,419,251
PostNL NV (ADR)	27,939	123,211
TNT Express NV (ADR)	27,212	185,042
Yandex NV*	30,500	622,505
		7,615,563

Norway - 1.2%
DnB NOR ASA	141,767	1,423,306
Petroleum Geo-Services ASA*	145,537	1,475,394
Yara International ASA (ADR)	15,886	614,788
		3,513,488

www.	calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 21

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Philippines - 0.8%
Philippine Long Distance Telephone Co. (ADR)	49,285	$2,441,086

Portugal - 0.1%
Portugal Telecom SGPS SA (ADR)	51,404	372,679

Russia - 0.3%
X5 Retail Group NV (GDR) (e)*	36,900	1,022,130

Singapore - 0.8%
City Developments Ltd. (ADR)	976	7,281
Oversea-Chinese Banking Corp. Ltd	300,830	1,860,789
Singapore Telecommunications Ltd. (ADR)	21,282	513,875
		2,381,945

South Africa - 1.6%
African Bank Investments Ltd. (ADR)	338	6,817
Aspen Pharmacare Holdings Ltd.*	174,055	1,976,496
Clicks Group Ltd.*	379,200	1,770,705
MTN Group Ltd. (ADR)	41,692	683,749
Nedbank Group Ltd. (ADR)	7,142	119,057
Tiger Brands Ltd. (ADR)	3,922	100,795
		4,657,619

Spain - 2.4%
Banco Bilbao Vizcaya Argentaria SA (ADR)	72,956	593,132
Banco Santander SA (ADR)	134,789	1,083,704
International Consolidated Airlines Group SA (ADR)*	1,318	15,447
Telefonica SA	270,057	5,197,245
		6,889,528

Sweden - 1.9%
Assa Abloy AB, Series B	107,900	2,234,438
Atlas Copco AB (ADR)	4,854	85,916
Hennes & Mauritz AB, B Shares	101,754	3,057,465
SKF AB (ADR)	1,348	25,545
Svenska Cellulosa AB (ADR)	7,423	90,189
		5,493,553

Switzerland - 6.1%
Adecco SA (ADR)	571	11,271
Compagnie Financiere Richemont SA	34,023	1,512,642
Credit Suisse Group AG*	64,700	1,681,509
Credit Suisse Group AG (ADR)	62,481	1,639,501
Julius Baer Group Ltd.*	42,873	1,430,935
Nobel Biocare Holding AG (ADR)	1,013	5,146
Novartis AG	119,679	6,689,564
Roche Holding AG (ADR)	81,168	3,264,577
STMicroelectronics NV	30,202	196,313
Swatch Group AG, Bearer Shares	1,800	590,803
Zurich Financial Services AG (ADR)*	35,686	749,049
		17,771,310

www.	calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 22

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Thailand - 0.4%
Kasikornbank PCL	313,500	$1,177,455

Turkey - 0.4%
Turkiye Garanti Bankasi AS	322,700	1,253,997

United Kingdom - 22.8%
ARM Holdings plc	163,700	1,403,707
Aviva plc (ADR)	31,069	290,495
Barclays plc (ADR)	39,751	388,765
BG Group plc	355,178	6,775,980
BG Group plc (ADR)	17,016	1,623,326
British Land Co. plc (ADR)	1,126	8,163
BT Group plc (ADR)	46,351	1,234,791
Bunzl plc (ADR)	1,309	79,587
Capita Group plc	209,151	2,290,261
Centrica plc	435,574	2,006,029
Centrica plc (ADR)	19,265	355,054
Compass Group plc	183,072	1,483,160
GlaxoSmithKline plc	118,477	2,450,681
HSBC Holdings plc	360,539	2,752,900
HSBC Holdings plc (ADR)	41,774	1,589,083
J Sainsbury plc (ADR)	14,968	252,360
Johnson Matthey plc	76,824	1,883,944
Johnson Matthey plc (ADR)	288	14,155
Kingfisher plc	1,129,487	4,337,564
Legal & General Group plc (ADR)	1,263	9,472
Man Group plc (ADR)	70,413	176,737
Old Mutual plc (ADR)	1,864	23,747
Pearson plc	370,337	6,530,575
Persimmon plc	205,659	1,455,482
Prudential plc	194,804	1,670,463
Prudential plc (ADR)	101,675	1,734,576
Reckitt Benckiser Group plc	82,117	4,159,301
Reckitt Benckiser Group plc (ADR)	35,147	354,633
Sage Group plc (ADR)	14,424	228,620
Scottish & Southern Energy plc (ADR)	33,134	666,987
Smith & Nephew plc (ADR)	27,153	1,213,468
Standard Chartered plc	169,264	3,384,686
Tate & Lyle plc	177,568	1,721,035
Tesco plc	686,086	4,020,688
Tesco plc (ADR)	84,429	1,501,992
Unilever plc (ADR)	77,643	2,421,685
United Utilities Group plc (ADR)	8,141	158,831
Vodafone Group plc	930,743	2,407,969
Vodafone Group plc (ADR)	46,181	1,184,543
		66,245,495

United States - 1.9%
Bristol-Myers Squibb Co.	49,561	1,555,224
Distributed Energy Systems Corp.*	308,138	-
MeadWestvaco Corp	82,261	2,020,330

www.	calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 23

EQUITY SECURITIES - CONT’D	SHARES	VALUE
United States - Cont’d
Powerspan Corp.:
Series A, Convertible Preferred (b)(i)*	45,455	-
Series B, Convertible Preferred (b)(i)*	20,000	-
Series C, Convertible Preferred (b)(i)*	239,764	-
Series D, Convertible Preferred (b)(i)*	45,928	-
Series D, Preferred Warrants (strike price $3.44/share,
expires 12/31/12) (b)(i)*	2,347	-
Pricesmart, Inc.	17,928	$1,117,273
RF Technology, Inc. Contingent Deferred Distribution (b)(i)*	365,374	3,654
Sealed Air Corp	47,994	801,500
SmarThinking, Inc. Contingent Deferred Distribution (b)(i)*	1	-
		5,497,981

Total Equity Securities (Cost $314,511,435)		274,674,344

VENTURE CAPITAL LIMITED	ADJUSTED
PARTNERSHIP INTEREST - 1.1%	BASIS
Balkan Financial Sector Equity Fund CV (b)(i)*	$575,691	512,092
Blackstone Cleantech Venture Partners (b)(i)*	59,232	45,705
China Environment Fund 2004 (b)(i)*	-	500,193
Emerald Sustainability Fund I (b)(i)*	977,797	676,719
gNet Defta Development Holdings LLC (a)(b)(i)*	400,000	354,319
SEAF Central and Eastern European Growth Fund LLC (a)(b)(i)*	347,969	633,608
SEAF India International Growth Fund (b)(i)*	394,032	403,585
ShoreCap International LLC (b)(i)*	-	205,227
Terra Capital (b)(i)*	469,590	1

Total Venture Capital Limited Partnership Interest (Cost $3,224,311)		3,331,449

VENTURE CAPITAL DEBT	PRINCIPAL
OBLIGATIONS - 0.4%	AMOUNT
Access Bank plc, 8.477%, 8/29/12 (b)(i)	250,000	257,109
FINAE:
Note I, 6.50%, 12/10/15 (b)(i)	250,000	250,000
Note II, 6.50%, 2/29/16 (b)(i)	500,000	500,000
Mayer Laboratories, Inc., 6.00%, 12/31/01 (b)(i)(w)	33,848	8,462
Windhorse International-Spring Health Water Ltd., 8.00%, 3/13/13 (b)(i) 56,000		56,000

Total Venture Capital Debt Obligations (Cost $1,089,848)		1,071,571

HIGH SOCIAL IMPACT INVESTMENTS - 1.5%
Calvert Social Investment Foundation Notes, 0.94%, 7/1/14 (b)(i)(r)	4,431,583	4,270,273

Total High Social Impact Investments (Cost $4,431,583)		4,270,273

www.	calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 24

		PRINCIPAL
TIME DEPOSIT - 1.6%		AMOUNT	VALUE
State Street Time Deposit, 0.113%, 10/3/11		$4,570,376	$4,570,376

Total Time Deposit (Cost $4,570,376)			4,570,376

TOTAL INVESTMENTS (Cost $327,827,553) - 98.9%			287,918,013
Other assets and liabilities, net - 1.1%			3,259,867
NET ASSETS - 100%			$291,177,880

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock with
250,000,000 shares of $0.01 par value shares authorized:
Class A: 14,687,878 shares outstanding			$323,963,159
Class B: 429,978 shares outstanding			12,103,532
Class C: 1,578,439 shares outstanding			36,162,642
Class I: 7,017,378 shares outstanding			154,630,248
Class Y: 594,068 shares outstanding			8,597,765
Undistributed net investment income			3,608,275
Accumulated net realized gain (loss) on investments and foreign currency
transactions			(207,953,728)
Net unrealized appreciation (depreciation) on investments, foreign currencies,
and assets and liabilities denominated in foreign currencies			(39,934,013)

NET ASSETS			$291,177,880

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $173,936,321)		$11.84
Class B	(based on net assets of $4,505,815)		$10.48
Class C	(based on net assets of $16,195,148 )		$10.26
Class I	(based on net assets of $89,142,274)		$12.70
Class Y	(based on net assets of $7,398,322)		$12.45

See notes to financial statements.

www.	calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 25

RESTRICTED SECURITIES	ACQUISITION DATES	COST
Access Bank plc, 8.477%, 8/29/12	8/29/07	$250,000
Balkan Financial Sector Equity Fund CV LP	1/12/06 - 7/1/11	575,691
Blackstone Cleantech Venture Partners LP	7/29/10 - 7/29/11	59,232
Calvert Social Investment Foundation Notes, 0.94%, 7/1/14	7/1/11	4,431,583
China Environment Fund 2004 LP	9/15/05 - 4/1/09	-
Emerald Sustainability Fund I LP	7/19/01 - 5/17/11	977,797
FINAE:
Series D, Preferred	2/28/11	252,686
Note I, 6.50%, 12/10/15	12/10/10	250,000
Note II, 6.50%, 2/29/16	2/24/11	500,000
gNet Defta Development Holdings LLC, LP	8/30/05	400,000
Mayer Laboratories, Inc., 6.00%, 12/31/01	12/22/06	33,848
Powerspan Corp.:
Series A, Convertible Preferred	8/20/97	250,000
Series B, Convertible Preferred	10/5/99	200,000
Series C, Convertible Preferred	12/21/04 - 6/12/08	273,331
Series D, Convertible Preferred	6/20/08	157,996
Series D, Preferred Warrants (strike price $3.44/share,
expires 12/31/12)	12/5/07 - 6/20/08	-
RF Technology, Inc. Contingent Deferred Distribution	7/17/06	104,368
SEAF Central and Eastern European Growth Fund LLC, LP	8/10/00 - 8/26/11	347,969
SEAF India International Growth Fund LP	3/22/05 - 5/24/10	394,032
ShoreCap International LLC, LP	8/12/04 - 12/15/08	-
SmarThinking, Inc. Contingent Deferred Distribution	4/5/11	-
Terra Capital LP	11/23/98 - 3/14/06	469,590
Windhorse International-Spring Health Water Ltd., 8.00%, 3/13/13	9/13/11	56,000

See notes to financial statements.

www.	calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 26

(a)	Affiliated company.
(b)	This security was valued by the Board of Directors. See Note A.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(i)	Restricted securities represent 3.1% of net assets of the Fund.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(s)	45,000 shares of Schneider Electric SA have been soft segregated in order to cover outstanding commitments to certain limited partnerships investments within the Fund. There are no restrictions on the trading of this security.
(w)	Mayer Laboratories, Inc. is in default for principal and interest. Past due accrued interest as of September 30, 2011 totaled $1,578.
*	Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
CVA: Certificaten Van Aandelen
FDR: Fiduciary Depositary Receipts
GDR: Global Depositary Receipts
LLC: Limited Liability Corporation

LP: Limited Partnership

See notes to financial statements.

www.	calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 27

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2011

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $906,992)	$10,169,934
Interest income	131,909
Total investment income	10,301,843

Expenses:
Investment advisory fee	2,713,839
Transfer agency fees and expenses	807,291
Administrative fees	1,094,489
Distribution Plan expenses:
Class A	599,524
Class B	62,043
Class C	211,746
Directors’ fees and expenses	34,675
Custodian fees	298,535
Registration fees	67,389
Reports to shareholders	144,026
Professional fees	41,059
Miscellaneous	74,378
Total expenses	6,148,994
Reimbursement from Advisor:
Class B	(3,078)
Class I	(12,512)
Class Y	(6,915)
Fees paid indirectly	(2,434)
Net expenses	6,124,055

NET INVESTMENT INCOME	4,177,788

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,926,268
Foreign currency transactions	(328,902)
1,597,366

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	(54,532,898)
Assets and liabilities denominated in foreign currencies	1,828
(54,531,070)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(52,933,704)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($48,755,916)

See notes to financial statements.

www.	calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 28

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$4,177,788	$2,088,917
Net realized gain (loss)	1,597,366	1,595,659
Change in unrealized appreciation or (depreciation)	(54,531,070)	(532,062)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(48,755,916)	3,152,514

Distributions to shareholders from:
Net investment income:
Class A shares	(655,710)	(1,877,571)
Class I shares	(542,675)	(1,650,864)
Class Y shares	(3,993)	(5,626)
Total distributions	(1,202,378)	(3,534,061)

Capital share transactions:
Shares sold:
Class A shares	37,038,781	37,402,286
Class B shares	95,958	269,456
Class C shares	1,483,373	2,587,664
Class I shares	31,388,444	13,046,519
Class Y shares	8,008,040	3,391,938
Reinvestment of distributions:
Class A shares	608,387	1,712,839
Class I shares	483,830	1,379,546
Class Y shares	419	2,622
Redemption fees:
Class A shares	4,506	1,376
Class B shares	—	6
Class C shares	249	59
Class I shares	669	—
Class Y shares	6	1,837
Shares redeemed:
Class A shares	(79,188,924)	(64,598,217)
Class B shares	(1,646,677)	(2,328,107)
Class C shares	(4,408,325)	(4,676,204)
Class I shares	(14,266,871)	(35,107,420)
Class Y shares	(1,831,646)	(1,497,086)
Total capital share transactions	(22,229,781)	(48,410,886)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(72,188,075)	(48,792,433)

NET ASSETS
Beginning of year	363,365,955	412,158,388
End of year (including undistributed net investment
income of $3,608,275 and $1,184,550, respectively)	$291,177,880	$363,365,955

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
CAPITAL SHARE ACTIVITY	2011	2010
Shares sold:
Class A shares	2,582,076	2,802,787
Class B shares	7,466	22,231
Class C shares	119,086	220,010
Class I shares	2,086,100	924,635
Class Y shares	527,710	248,819
Reinvestment of distributions:
Class A shares	42,634	125,851
Class I shares	31,789	95,470
Class Y shares	28	185
Shares redeemed:
Class A shares	(5,606,048)	(4,854,110)
Class B shares	(130,029)	(194,930)
Class C shares	(353,754)	(404,192)
Class I shares	(929,886)	(2,456,887)
Class Y shares	(125,742)	(105,845)
Total capital share activity	(1,748,570)	(3,575,976)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert International Equity Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers five classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2011, securities valued at $8,898,945 or 3.1% of net assets were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

 Level 3 – significant unobservable inputs (including the Fund’s own assumptions in

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determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Equity securities, including restricted securities and venture capital securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Venture capital securities for which market quotations are not readily available are fair valued by the Fund’s Board of Directors and are categorized as Level 3 in the hierarchy. Venture capital direct equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow. Examples of the cost approach are replacement cost, salvage value, or net asset percentage. Venture capital limited partnership (LP) securities are valued at the fair value reported by the general partner of the partnership adjusted as necessary to reflect subsequent capital calls and distributions and any other available information. In the absence of a reported LP unit value it may be estimated based on the Fund’s percentage equity in the partnership and/ or other balance sheet information and portfolio value for the most recently available period reported by the general partner. In some cases adjustments may be made to account for daily pricing of material public holdings within the partnership. Venture capital debt securities are valued based on assumptions of credit and market risk. For venture capital securities denominated in foreign currency, the fair value is marked to the daily exchange rate.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term instruments of sufficient credit quality, with a maturity at issuance of 60 days or less, generally are valued at amortized cost, which approximates fair value; those for which quotations are not readily available are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending

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on the circumstances.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2011:

	VALUATION INPUTS
Investments In Securities	Level 1	Level 2		Level 3	Total
Equity securities*	$97,354,880	$177,093,812	**	—	$274,448,692	***
Venture capital	—	—		$4,628,672	4,628,672
Other debt obligations	—	4,570,376		4,270,273	8,840,649
TOTAL	$97,354,880	$181,664,188		$8,898,945	$287,918,013

*        For further breakdown of equity securities by country, please refer to the Statement of Net Assets.

**     Includes certain securities trading primarily outside the U.S. whose value was adjusted as a result of significant market movements following the close of local trading.

***  Exclusive of $225,652 venture capital equity shown in the venture capital heading.

At September 30, 2011, a significant transfer out of Level 1 and into Level 2 occurred. On September 30, 2011, price movements exceeded specified parameters and the third party fair value pricing service quantitatively fair valued the affected securities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		VENTURE
		CAPITAL
Balance as of 9/30/10		$5,488,687
Accrued discounts/premiums		-
Realized gain (loss)		134,089
Change in unrealized appreciation (depreciation)		(1,222,853)
Purchases		2,143,267
Sales		(1,914,518)
Transfers in and/or out of Level 3[1]		-
Balance as of 9/30/11		$4,628,672

	OTHER DEBT
	OBLIGATIONS	TOTAL
Balance as of 9/30/10	$4,532,706	$10,021,393
Accrued discounts/premiums	-	-
Realized gain (loss)	-	134,089
Change in unrealized appreciation (depreciation)	(12,433)	(1,235,286)
Purchases	4,431,583	6,574,850
Sales	(4,681,583)	(6,596,101)
Transfers in and/or out of Level 3[1]	-	-
Balance as of 9/30/11	$4,270,273	$8,898,945

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

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For the year ended September 30, 2011, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($1,235,286). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund’s Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s

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capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement, $183,927 was payable at year end. In addition, $96,271 was payable at year end for operating expenses paid by the Advisor during September 2011.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2012 for Class I and Class Y. The contractual expense cap is 1.10% and 1.39%, respectively. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement. The Advisor voluntarily reimbursed Class B shares for expenses of $3,078 for the year ended September 30, 2011.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Classes A, B, C and Y, and .15% for Class I, based on their average daily net assets. Under the terms of the agreement, $71,610 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”) (formerly known as Calvert Distributors, Inc.), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay CID for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund’s average daily net assets of Class A, Class B and Class C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of agreement, $55,062 was payable at year end.

CID received $36,417 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2011.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $173,114 for the year ended September 30, 2011. Under the terms of the agreement, $13,231 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)

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(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director’s fees are allocated to each of the Funds served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $173,232,646 and $185,127,738, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-17	($90,728,857)
30-Sep-18	(105,942,268)
30-Sep-19	(10,386,632)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, the Fund will soon be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended September 30, 2011 and September 30, 2010 was as follows:

Distributions paid from:	2011	2010
Ordinary income	$1,202,378	$3,534,061
Total	$1,202,378	$3,534,061

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As of September 30, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$12,728,437
Unrealized (depreciation)	(53,551,801)
Net unrealized appreciation/(depreciation)	($40,823,364)

Undistributed ordinary income	$3,626,128
Capital loss carryforward	($207,057,757)
Federal income tax cost of investments	$328,741,377

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales, passive foreign investment companies, and partnerships.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are due to foreign currency transactions, partnerships, and passive foreign investment companies.

Undistributed net investment income	($551,685)
Accumulated net realized gain (loss)	551,619
Paid-in capital	66

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2011.

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NOTE E — AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund are as follows:

AFFILIATES	COST	VALUE
gNet Defta Development Holdings LLC, LP	$400,000	$354,319
SEAF Central & Eastern European Growth Fund LLC, LP	347,969	633,608
TOTALS	$747,969	$987,927

NOTE F— SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTE G — OTHER

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund’s investment in these securities. The aggregate amount of the future capital commitments totals $366,454 at September 30, 2011.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended September 30, 2011, in order to meet certain requirements of the Internal Revenue Code, the fund designates 100% of the ordinary dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code. It also designates $.44 per share as income derived from foreign sources and $.04 per share as foreign taxes paid.

Additional information will be provided to shareholders in January 2012 for use in preparing 2011 income tax returns.

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FINANCIAL HIGHLIGHTS
	Years ended
	September 30,	September 30,	September 30,
Class A Shares	2011 (z)	2010 (z)	2009 (z)
Net asset value, beginning	$13.88	$13.83	$15.31
Income from investment operations:
Net investment income	.15	.06	.11
Net realized and unrealized gain (loss)	(2.15)	.09	(1.19)
Total from investment operations	(2.00)	.15	(1.08)
Distributions from:
Net investment income	(.04)	(.10)	(.37)
Net realized gain	—	—	(.03)
Total distributions	(.04)	(.10)	(.40)
Total increase (decrease) in net asset value	(2.04)	0.05	(1.48)
Net asset value, ending	$11.84	$13.88	$13.83

Total return*	(14.47%)	1.08%	(6.27%)
Ratios to average net assets: A
Net investment income	1.03%	.46%	.99%
Total expenses	1.80%	1.83%	1.87%
Expenses before offsets	1.80%	1.80%	1.86%
Net expenses	1.80%	1.80%	1.86%
Portfolio turnover	49%	133%	135%
Net assets, ending (in thousands)	$173,936	$245,309	$270,900

		Years ended
		September 30,	September 30,
Class A Shares		2008	2007
Net asset value, beginning		$25.57	$23.87
Income from investment operations:
Net investment income		.37	.22
Net realized and unrealized gain (loss)		(8.46)	4.61
Total from investment operations		(8.09)	4.83
Distributions from:
Net investment income		(.24)	(.20)
Net realized gain		(1.93)	(2.93)
Total distributions		(2.17)	(3.13)
Total increase (decrease) in net asset value		(10.26)	1.70
Net asset value, ending		$15.31	$25.57

Total return*		(34.31%)	21.72%
Ratios to average net assets: A
Net investment income		1.81%	1.08%
Total expenses		1.65%	1.62%
Expenses before offsets		1.63%	1.60%
Net expenses		1.63%	1.60%
Portfolio turnover		100%	82%
Net assets, ending (in thousands)		$324,091	$546,564

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class B Shares	2011 (z)	2010 (z)	2009 (z)
Net asset value, beginning	$12.40	$12.40	$13.69
Income from investment operations:
Net investment income (loss)	(.03)	(.09)	(.02)
Net realized and unrealized gain (loss)	(1.89)	.09	(1.06)
Total from investment operations	(1.92)	—	(1.08)
Distributions from:
Net investment income	—	—	(.18)
Net realized gain	—	—	(.03)
Total distributions	—	—	(.21)
Total increase (decrease) in net asset value	(1.92)	—	(1.29)
Net asset value, ending	$10.48	$12.40	$12.40

Total return*	(15.48%)	0.00%	(7.47%)
Ratios to average net assets: A
Net investment income (loss)	(.21%)	(.74%)	(.26%)
Total expenses	3.02%	3.03%	3.12%
Expenses before offsets	2.97%	2.97%	3.10%
Net expenses	2.97%	2.97%	3.10%
Portfolio turnover	49%	133%	135%
Net assets, ending (in thousands)	$4,506	$6,850	$8,993

		Years ended
		September 30,	September 30,
Class B Shares		2008	2007
Net asset value, beginning		$23.11	$21.85
Income from investment operations:
Net investment income		.12	.09
Net realized and unrealized gain (loss)		(7.56)	4.10
Total from investment operations		(7.44)	4.19
Distributions from:
Net investment income		(.05)	—
Net realized gain		(1.93)	(2.93)
Total distributions		(1.98)	(2.93)
Total increase (decrease) in net asset value		(9.42)	1.26
Net asset value, ending		$13.69	$23.11

Total return*		(34.97%)	20.60%
Ratios to average net assets: A
Net investment income		.78%	.13%
Total expenses		2.63%	2.57%
Expenses before offsets		2.61%	2.54%
Net expenses		2.60%	2.54%
Portfolio turnover		100%	82%
Net assets, ending (in thousands)		$12,512	$23,805

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class C Shares	2011 (z)	2010 (z)	2009 (z)
Net asset value, beginning	$12.10	$12.07	$13.31
Income from investment operations:
Net investment income (loss)	.01	(.05)	.01
Net realized and unrealized gain (loss)	(1.85)	.08	(1.03)
Total from investment operations	(1.84)	.03	(1.02)
Distributions from:
Net investment income	—	—	(.19)
Net realized gain	—	—	(.03)
Total distributions	—	—	(.22)
Total increase (decrease) in net asset value	(1.84)	0.03	(1.24)
Net asset value, ending	$10.26	$12.10	$12.07

Total return*	(15.21%)	0.25%	(7.16%)
Ratios to average net assets: A
Net investment income (loss)	.12%	(.41%)	.07%
Total expenses	2.67%	2.72%	2.79%
Expenses before offsets	2.67%	2.69%	2.79%
Net expenses	2.67%	2.69%	2.79%
Portfolio turnover	49%	133%	135%
Net assets, ending (in thousands)	$16,195	$21,942	$24,107

		Years ended
		September 30,	September 30,
Class C Shares		2008	2007
Net asset value, beginning		$22.51	$21.34
Income from investment operations:
Net investment income		.19	.13
Net realized and unrealized gain (loss)		(7.40)	3.99
Total from investment operations		(7.21)	4.12
Distributions from:
Net investment income		(.06)	(.02)
Net realized gain		(1.93)	(2.93)
Total distributions		(1.99)	(2.95)
Total increase (decrease) in net asset value		(9.20)	1.17
Net asset value, ending		$13.31	$22.51

Total return*		(34.86%)	20.81%
Ratios to average net assets: A
Net investment income		1.01%	.31%
Total expenses		2.47%	2.43%
Expenses before offsets		2.45%	2.41%
Net expenses		2.45%	2.40%
Portfolio turnover		100%	82%
Net assets, ending (in thousands)		$31,475	$50,790

See notes to financial highlights.

www.	calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 42

FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class I Shares	2011 (z)	2010 (z)	2009 (z)
Net asset value, beginning	$14.83	$14.79	$16.37
Income from investment operations:
Net investment income	.26	.17	.22
Net realized and unrealized gain (loss)	(2.30)	.11	(1.29)
Total from investment operations	(2.04)	.28	(1.07)
Distributions from:
Net investment income	(.09)	(.24)	(.48)
Net realized gain	—	—	(.03)
Total distributions	(.09)	(.24)	(.51)
Total increase (decrease) in net asset value	(2.13)	0.04	(1.58)
Net asset value, ending	$12.70	$14.83	$14.79

Total return*	(13.84%)	1.91%	(5.59%)
Ratios to average net assets: A
Net investment income	1.74%	1.17%	1.80%
Total expenses	1.07%	1.08%	1.08%
Expenses before offsets	1.06%	1.06%	1.07%
Net expenses	1.06%	1.06%	1.07%
Portfolio turnover	49%	133%	135%
Net assets, ending (in thousands)	$89,142	$86,475	$107,456

		Years ended
		September 30,	September 30,
Class I Shares		2008	2007
Net asset value, beginning		$27.15	$25.16
Income from investment operations:
Net investment income		.48	.34
Net realized and unrealized gain (loss)		(8.96)	4.93
Total from investment operations		(8.48)	5.27
Distributions from:
Net investment income		(.37)	(.35)
Net realized gain		(1.93)	(2.93)
Total distributions		(2.30)	(3.28)
Total increase (decrease) in net asset value		(10.78)	1.99
Net asset value, ending		$16.37	$27.15

Total return*		(33.84%)	22.49%
Ratios to average net assets: A
Net investment income		2.47%	1.74%
Total expenses		1.00%	.98%
Expenses before offsets		.98%	.96%
Net expenses		.97%	.96%
Portfolio turnover		100%	82%
Net assets, ending (in thousands)		$118,033	$181,672

See notes to financial highlights.

www.	calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 43

FINANCIAL HIGHLIGHTS

	Periods ended
	September 30,	September 30,	September 30,
Class Y Shares	2011 (z)	2010 (z)	2009	# (z)
Net asset value, beginning	$14.53	$14.34	$11.45
Income from investment operations:
Net investment income	.24	.08	.17
Net realized and unrealized gain (loss)	(2.30)	.17	2.76
Total from investment operations	(2.06)	.25	2.93
Distributions from:
Net investment income	(.02)	(.06)	(.01)
Net realized gain	—	—	(.03)
Total distributions	(.02)	(.06)	(.04)
Total increase (decrease) in net asset value	(2.08)	0.19	2.89
Net asset value, ending	$12.45	$14.53	$14.34

Total return*	(14.20%)	1.73%	25.75%
Ratios to average net assets: A
Net investment income	1.56%	.61%	1.52	% (a)
Total expenses	1.51%	2.14%	5.91	% (a)
Expenses before offsets	1.39%	1.39%	1.39	% (a)
Net expenses	1.39%	1.39%	1.39	% (a)
Portfolio turnover	49%	133%	100%
Net assets, ending (in thousands)	$7,398	$2,790	$702

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)	Annualized.
(z)	Per share figures are calculated using the Average Share Method.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front- end or deferred sales charge.
#	From October 31, 2008, inception.

See notes to financial statements.

www.	calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT 44

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and post-

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 45

age expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 46

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND ANNUAL REPORT (UNAUDITED) 47

DIRECTOR AND OFFICER INFORMATION TABLE

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 62	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	15	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 63	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	None
JOHN G. GUFFEY, JR. AGE: 63	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 48	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	15	• Bridgeway Funds (14)
JOY V. JONES AGE: 61	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney.	15	• Director, Conduit Street Restaurants Limited
TERRENCE J. MOLLNER, Ed.D. AGE: 66	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	15	• Calvert Social Investment Foundation • Ben & Jerry's Homemade, Inc. • ArtNOW, Inc. • Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 62	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	15	None

INTERESTED TRUSTEES/DIRECTORS

BARBARA J. KRUMSIEK AGE: 59

Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact		President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
D. Wayne Silby, Esq.

AGE: 63

Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact		Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Studio School Fund • Syntao.com China • The Ice Organization • Impact Assets
OFFICERS

KAREN BECKER

Age: 58	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 52	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS DAILEY AGE: 47	Vice President	2004	Vice President of Calvert Investment Management, Inc.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004	Electronic Filing Manager and Executive Assistant to General Counsel, Calvert Investments, Inc.
GREGORY B. HABEEB AGE: 61	Vice President (CSIF and CSIS )	2004	Senior Vice President of Calvert Investment Management, Inc.
HUI PING HO, CPA AGE: 46	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 54	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL, Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 55	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer – Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 43	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. WolfsheimeRCPA AGE: 59	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS, JR., CPA AGE: 50	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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To Open an Account

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(24 hours, 7 days a week)
800-368-2745

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Shareholders: 800-368-2745
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Branch Office

4550 Montgomery Avenue
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Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
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Web Site

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Principal Underwriter

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Suite 1000 North
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CALVERT	CALVERT’S	Equity Funds
INTERNATIONAL	FAMILY OF FUNDS	Enhanced Equity Portfolio
EQUITY		Equity Portfolio
FUND	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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TABLE
OFCONTENTS

4 President’s Letter

7 SRI Update

10 Portfolio Management Discussion

15 Shareholder Expense Example

17 Report of Independent Registered Public Accounting Firm

18 Statement of Net Assets

22 Statement of Operations

23 Statements of Changes in Net Assets

25 Notes to Financial Statements

33 Financial Highlights

38 Explanation of Financial Tables

40 Proxy Voting and Availability of Quarterly Portfolio Holdings

42 Director and Officer Information Table

Dear Shareholders:

After a strong finish to 2010 and start of the new year, the U.S. economy lost its footing in the summer of 2011. Hope for a second-half rebound gave way to concerns we were heading into another recession as consumer insecurity, a weak job market, the looming sovereign debt crisis in Europe, and uncertainty about the direction of U.S. and European policy weighed on economic growth and turned markets into a roller coaster.

The final months of the reporting period were particularly difficult for equities amid significant market volatility in the financial markets. After U.S. government debt lost its Standard & Poor’s triple A rating for the first time in history, already anxious investors flocked to the relative safety of cash and Treasuries, despite very low short-term yields. In the end, third-quarter market turmoil more than erased stock market gains made through the first six months of 2011. In fact, the -13.87% third-quarter return for the Standard & Poor’s 500 Index was the biggest quarterly drop for that index since the financial meltdown in the fourth quarter of 2008.

The 2008-2009 Financial Crisis -- Where Are We Now?

There have been many media comparisons to the third quarter of 2008 recently, so I think it’s worth noting some key differences. Despite third-quarter events, equity markets are still generally ahead of where they were in the depths of the financial crisis, as the S&P 500 Index and Russell Mid-Cap Index returned an annualized 1.23% and 3.96% for the three-year period ended September 30, 2011. Also, unlike 2008, the stock market seems to be rebounding quickly, having regained much of the lost ground in the first two weeks of October.

While still high, the unemployment rate has decreased a full percentage point from its recession peak. And in a direct month-to-month comparison, the United States added 103,000 jobs in September 2011 (58,000 if you exclude the return of striking Verizon workers) versus losing 434,000 jobs in September 2008.1 In housing, builder confidence in the current market for new single-family homes as measured by the National Association of Home Builders/Wells Fargo Housing Market Index (HMI) rose four points to 18 for October 2011--a sign that pockets of recovery in housing may be starting to emerge across the country. The HMI index is also four points higher than it was in October 2008.

Energy prices have fallen, too--after soaring to $150 a barrel, crude oil hovered around $80 a barrel at the end of September 2011. While prices at the pump did not decrease

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 4

proportionately, they are lower, which is good for consumers’ wallets and oil-dependent industries. In fact, reports show retail sales have notched up in recent weeks--a sign that consumers are starting to spend a bit more freely now. And although household debt still exceeds consumers’ after-tax income, it fell 12% between its record high in September 2007 and June of this year.2 The bottom line is that economic recovery may continue to be more two-steps-forward-one-step-back rather than the straight line progress we’d all prefer, but the recovery is happening. In the meantime, the expertise of your Calvert fund managers will help guide your investments through the ups and downs that may lie ahead.

Board Diversity and Company Competitiveness

As always, we filed several shareholder resolutions this year asking companies to consider diverse candidates during their board selection. Most were successfully withdrawn after the companies agreed to add specific considerations of race, gender and ethnicity to their selection process. However, Urban Outfitters was one of two companies that opposed the resolution that we filed.

Unlike its five biggest apparel-industry competitors, Urban Outfitters doesn’t have any women or minorities on its board. This is particularly disconcerting since 53% of its North American net retail store sales in fiscal 2011 came from its Anthropologie and Free People stores for women. Of course, the Urban Outfitters flagship store heavily caters to women too. Smart companies understand the importance of having management that reflects their target audiences and Urban Outfitters is certainly missing the mark.

We pressed on and 22% of shareholders voted in favor of the resolution. The battle received a good deal of attention in the press, although it remains to be seen if the company will heed the call of its shareholders.

Your Financial Advisor Is Always Available

It’s easy to be a long-term investor when markets are strong. The challenge is to remain one when markets are going through a protracted period of uncertainty. While it may take longer than we’d like, markets have always recovered in the past and I am confident they will do so again. These cycles are simply the nature of the market.

In times like these, it’s best to stay the course, maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. However, if you think your financial needs or risk tolerance have changed, your financial advisor is always available to discuss your concerns.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 5

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for entrusting your investments to Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

October 2011

1 Bureau of Labor Statistics

2 Center for American Progress, Economic Snapshot for September 2011

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 6

As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Climate Change

As the impacts of climate change become increasingly apparent, the consequences on vulnerable, impoverished communities around the world cannot be ignored. Even with aggressive mitigation efforts, many will still experience dire effects from more severe weather-related disasters, increased food and water insecurity, increased scarcity of natural resources, and negative health effects. While many communities have begun to prepare, businesses can contribute to--and benefit from--preparation as well.

To that end, Calvert has joined with leading companies such as Entergy, Green Mountain Coffee Roasters, Levi Strauss, Limited Brands, Starbucks, and Swiss Re to launch the Partnership for Resilience and Environmental Preparedness (PREP) to promote business practices that help companies and communities gear up for the impact of climate change. It also advocates for public policies to mitigate climate variability, weather extremes, and other consequences of a changing climate.

Overall Shareholder Advocacy Efforts

Calvert filed 38 resolutions in the 2011 proxy season, 28 of which were successfully withdrawn after companies agreed to the terms of the resolution. The most popular topics were sustainability reporting, climate change risks, and climate principles.

Majority Vote in Director Elections

Shareholders’ role in electing a board of directors is a fundamental part of ensuring accountability. Unfortunately, many companies weaken this role by conducting elections under a plurality rather than a majority standard—which essentially means a director nominee can be elected with only his or her own affirmative vote.

Calvert filed four shareholder proposals calling for companies to adopt majority voting this year. Those at Plains Exploration and Production, Global Payments, and Agco were withdrawn after the companies agreed to the requested changes. Hansen Natural responded with minor improvements to their election process. But we felt they were insufficient, so we kept the resolution on the ballot and 48% of shareholders voted in favor of it.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 7

Update on Board Diversity

Persuading companies to make their boards more representative of their customers, employees, and other target audiences continues to be an important initiative. In August, Calvert Senior Sustainability Analyst Aditi Mohapatra published an article in Forbes magazine, “Are There Really Boards With No Women?” The article highlighted the fact that women still hold only 18% of corporate board posts at S&P 100 companies, despite a growing body of evidence proving the business case for diverse boards.

Also, five resolutions seeking a proactive commitment to include women and minorities as part of every board director search were filed this year. Three were successfully withdrawn before the annual meeting. The remaining two—at Urban Outfitters and American Financial Group—received strong support with 22% and 27% of shareholders votes.

First U.S. Automaker Added to Calvert Social Index

Another notable event was Ford Motor becoming the first U.S. automaker to qualify for Calvert Signature Funds and be added to the Calvert Social Index. Ford has emerged in recent years as the fuel efficiency leader among the big three U.S. auto manufacturers. A review of Ford’s key industry impacts, as well as our engagement with the company over the past four years, ensured that it met our environment, social, and governance (ESG) criteria for investment.

While we remain concerned about the overall impact of automobile companies on issues such as greenhouse emissions, we believe Ford and the foreign automakers Calvert invests in are taking meaningful steps to reduce the negative environmental impacts of their products. Of course, we will continue to seek improvement on key issues by working with senior management of all these companies.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 One such company receiving funding through the Foundation is Seedco Financial Services, which supports small businesses in under-served communities and those owned by women and minorities such as Telecom Transport Services in Birmingham, Alabama. Last year, owner Sue Watkins landed a large contract to transport costly telecommunication equipment that required the company to move to a new warehouse, lease new equipment, and hire additional staff. A $25,000 microloan from Seedco allowed her to make the necessary investments. Now the company enjoys continued growth and is creating jobs in her community.

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Special Equities

A modest but important portion of certain funds is allocated to small private companies that aim to provide market-rate returns while developing products or services that address important sustainability or environmental issues.

One recent investment was PresenceLearning, a firm that provides live, online speech therapy to students via web-based video conference technology.2 A national shortage of speech therapists prevents many students with severe communication disorders from receiving therapy. Now, the company’s distributed network technology enables specialists to serve more students in a more cost-efficient manner.

Another investment was DBL Equity Fund–BAEF II, L.P.2 DBL is a women-led firm with a “Double Bottom Line” strategy to invest in companies that aim to deliver top-tier venture capital returns while working with these companies to create social, environmental, and economic improvement in the regions where they operate.

1. As of September 30, 2011, Calvert Social Investment Foundation (“Calvert Foundation” or “Foundation”) Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund 0.79%, Calvert International Equity Fund 1.48%, and Calvert Small Cap Fund 0.57%. The Calvert Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Investment-sponsored investment product.

2. As of September 30, 2011, PresenceLearning and DBL Equity Fund represented 0.01% and 0.02% of Calvert Equity Portfolio. All holdings are subject to change without notice.

As of September 30, 2011, the following companies represented the following percentages of net assets: Entergy 0% of all funds, Green Mountain Coffee Roasters 0.17% of Calvert Social Index Fund, Levi Strauss 0% of all funds, Limited 0.15% of Calvert Social Index Fund, Starbucks 0.41% of Calvert Social Index Fund, Swiss Re 0% of all funds, Plains Exploration 0.05% of Calvert Social Index Fund, Global Payments 0.05% of Calvert Social Index Fund, Agco 0.05% of Calvert Social Index Fund, Hansen Natural 0.09% of Calvert Social Index Fund, Urban Outfitters 0% of all funds and American Financial Group 0.04% of Calvert Social Index Fund, and Ford 0.53% of Calvert Social Index Fund. All holdings are subject to change without notice.

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PORTFOLIO MANAGEMENT DISCUSSION

Michelle Clayman

Nathaniel Paull

of New Amsterdam
Partners LLC

Investment Performance

In the 12 months ended September 30, 2011, Calvert Capital Accumulation Fund Class A shares (at NAV) returned 4.29%. This compares with 0.80% for the Russell Midcap Growth Index. The Fund’s outperformance was largely due to strong stock selection in several sectors.

Investment Climate

CALVERT CAPITAL ACCUMULATION FUND
September 30, 2011
Investment Performance
(Total return at NAV*)

	6 monthS	12 monthS
	ended	ended
	9/30/11	9/30/11
Class A	-19.33%	4.29%
Class B	-19.80%	3.13%
Class C	-19.68%	3.43%
Class I	-19.06%	5.08%
Class Y**	-19.26%	4.41%

Russell Midcap Growth
Index	-18.03%	0.80%

Lipper Mid-Cap Growth
Funds Average	-19.82%	-0.76%

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
Deckers Outdoor Corp.	3.7%
Ross Stores, Inc.	3.6%
Church & Dwight Co., Inc.	3.3%
Syntel, Inc.	3.1%
j2 Global Communications, Inc.	3.1%
Gardner Denver, Inc.	3.0%
HealthSpring, Inc.	2.8%
Nordstrom, Inc.	2.8%
Wright Express Corp.	2.8%
Polaris Industries, Inc.	2.7%
Total	30.9%

The U.S. stock market suffered through one of its worst quarters on record in the third quarter of 2011 as the Standard & Poor’s
500 Index fell 13.9% and the Russell 1000
dropped 14.7%, more than erasing the
year-to-date gains made through June 30.
Revisions of gross domestic product (GDP)
growth forecasts and lower-than-expected
first half U.S. economic growth, the worsen-
ing eurozone debt crisis, and the downgrade
in the U.S. government debt credit rating all
played a role.
	ECONOMIC SECTORS	% of Total Investments
	Consumer Discretionary	22.1%
	Consumer Staples	5.3%
	Energy	6.3%
	Financials	7.2%
	Health Care	11.7%
	Industrials	10.3%
	Information Technology	22.3%
	Materials	6.9%
	Telecommunication Services	2.1%
	Time Deposit	4.2%
	Utilities	1.6%
	Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

** See note on page 13 regarding Class Y shares.

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Meanwhile, the Federal Reserve (Fed) emphasized “downside risks” and the new head of the International Monetary Fund issued equally dispiriting remarks. Those comments became self-fulfilling prophecies as markets sold off sharply worldwide and correlations across different classes hit peak levels.

A shift was seen in monetary policies as well. Tightening and interest rate hikes early in the year by some European and emerging-markets economies gave way to an easing bias in many of those countries amid the weakening global economy and declining commodity prices. Global short-term interest rates appear to have peaked as well, which may signal a reversal of the monetary tightening to fight inflation in many global economies.

Despite the economic gloom, corporate profits held up remarkably well. Companies have been sitting on record levels of cash, but economic, political, and regulatory uncertainty has prevented them from ramping up capital spending and hiring. However, there were a number of stock repurchases and M&A activity was steady.

Portfolio Strategy

During the past year, we sold 18 stocks and purchased 15 new ones. Overall, the effect of our sector selection on fund performance was neutral since an overweight position in Energy and underweight to Materials helped performance, while an underweight to Consumer Staples detracted. However, our stock selection was strong--particularly in Health Care, Consumer Discretionary, and Financials.

We sold Materials holding Nalco on news that it would be acquired by Ecolab and replaced it with packaging and container company Ball. In Consumer Discretionary, we replaced Advance Auto Parts with auctioneer Sotheby’s. We also bought packaged foods company Ralcorp, then sold it later due to rising input costs. Corn Products International took its place. Our Heath Care exposure was reduced with sales of Waters and Lincare, although purchases of hospice care provider Chemed and Questcor Pharmaceuticals were made as well. We also bought Kinetic Concepts, a maker of medical technology for wound healing, and sold it when it reached its price target.

Information Technology firm Arrow Electronics was bought and later sold due to disappointing earnings. National Semiconductor was sold on news it would be acquired by Texas Instruments, and NCR was added. Telecommunication Services company MetroPCS Communications was bought and then sold when it reached its price target.

Our stock picks in Health Care, Consumer Discretionary, and Financials added value, while those in Industrials and Materials hurt. Among the positives, Information Technology holding National Semiconductor (91.7%)1 and Nalco (46.2%) in Materials were acquired at healthy premiums. HealthSpring (41.1%) experienced strong membership growth and low utilization rates.

In Consumer Discretionary, Ross Stores (45.7%) benefited from strong same-store sales results. Robust earnings helped Information Technology holding Teradata (38.8%), propelled in part by the launching of several high-profile “cloud” services. In Financials, IntercontinentalExchange (12.9%) moved higher as trading volumes recovered throughout the year.

On the other hand, Industrials holding General Cable (-46.2%) and Reliance Steel

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods. The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.61%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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in Materials (-17.3%) were pressured by concerns about slowing global economic growth. NII Holdings (-34.4%) in Telecommunication Services lost ground because of internal control issues in its Brazilian operations as well as its exposure to softening Latin American currencies.

As of the end of the reporting period, the Fund was overweight Information Technology and underweight Industrials, Consumer Staples, and Materials.

Outlook

We expect the second half of the year should see faster growth in the U.S. economy as the effects of the Japanese disasters ease.

We believe the United States will avoid a double-dip recession, but growth will remain sub-par and the employment situation will likely be sluggish for the foreseeable future. Issues in the housing market have subsided and should have a neutral rather than a negative effect.

Globally, there are multiple economic and political risks. Sovereign debt and burgeoning entitlement program costs are looming for many countries and will need to be addressed over the long term. Meanwhile, the private sector continues to deleverage and slumping markets are having a negative impact on the wealth effect. Both, in turn, dampen economic activity. The Middle East and North Africa remain troubling, with the potential for more upheaval.

CALVERT CAPITAL ACCUMULATION FUND
September 30, 2011
Average Annual Total Returns

Class A Shares	(with max. load)
One year	-0.61%
Five year	0.91%
Ten year	2.66%

Class B Shares	(with max. load)
One year	-1.87%
Five year	0.66%
Ten year	2.17%

Class C Shares	(with max. load)
One year	2.43%
Five year	1.09%
Ten year	2.32%

Class I Shares*
One year	5.08%
Five year	2.76%
Ten year	3.93%

Class Y Shares**
One year	4.41%
Five year	1.92%
Ten year	3.17%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003.

** Calvert Capital Accumulation Fund first offered Class Y Shares on January 31, 2011. Performance prior to that date reflects the performance of Class A Shares at net asset value (NAV). Actual Class Y Share performance would have been different.

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Overall, we believe the U.S. markets will recover modestly from this slump since corporate earnings and cash flows remain strong. Many of the companies we own are still reporting strong end-market demand and we expect overall corporate profits to increase 7% next year. Valuations are low at the moment, but we believe multiples are unlikely to expand markedly due to the amount of economic and political uncertainty. However, correlations should drop, which should allow stock-picking styles to return to favor.

October 2011

1. All individual security returns shown reflect total returns for period held in portfolio.

The following companies represented the following percentages of Portfolio net assets as of September 30, 2011: Nalco 0%, Ecolab 2.25%, Ball 2.52%, Advance Auto Parts 0%, Sotheby’s 1.61%, Ralcorp 0%, Corn Products 2.04%, Waters 0%, Lincare 0%, Chemed 1.54%, Questcor Pharmaceuticals 2.71%, Kinetic Concepts 0%, Arrow Electronics 0%, National Semiconductor 0%, Texas Instruments 0%, NCR 2.47%, MetroPCS 0%, HealthSpring 2.84%, Ross Stores 3.63%, Teradata 2.51%, IntercontinentalExchange 2.52%, General Cable 1.20%, Reliance Steel 2.11%, and NII Holdings 2.09%. Holdings may be sold at any time without notice.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	4/1/11	9/30/11	4/1/11 - 9/30/11
Class A
Actual	$1,000.00	$806.70	$7.04
Hypothetical	$1,000.00	$1,017.28	$7.86
(5% return per
year before expenses)

Class B
Actual	$1,000.00	$802.00	$12.18
Hypothetical	$1,000.00	$1,011.55	$13.59
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$803.20	$10.89
Hypothetical	$1,000.00	$1,012.99	$12.15
(5% return per
year before expenses)

Class I
Actual	$1,000.00	$809.40	$3.90
Hypothetical	$1,000.00	$1,020.76	$4.36
(5% return per
year before expenses)

Class Y
Actual	$1,000.00	$807.40	$6.52
Hypothetical	$1,000.00	$1,017.85	$7.28
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.55%, 2.70%, 2.41%, 0.86% and 1.44% for Class A, Class B, Class C, Class I and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Capital Accumulation Fund:

We have audited the accompanying statement of net assets of the Calvert Capital Accumulation Fund (the Fund), a series of the Calvert World Values Fund, Inc., as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Capital Accumulation Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 28, 2011

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Insurance - 1.9%
Torchmark Corp	93,200	$3,248,952

Internet Software & Services - 3.1%
j2 Global Communications, Inc	200,300	5,388,070

IT Services - 8.4%
Syntel, Inc.	124,800	5,390,112
Teradata Corp.*	81,200	4,346,636
Wright Express Corp.*	128,900	4,903,356
		14,640,104

Leisure Equipment & Products - 2.7%
Polaris Industries, Inc	94,700	4,732,159

Life Sciences - Tools & Services - 2.1%
Mettler-Toledo International, Inc.*	26,500	3,708,940

Machinery - 9.1%
Gardner Denver, Inc	81,100	5,153,905
Graco, Inc.	101,100	3,451,554
The Toro Co.	70,200	3,458,754
WABCO Holdings, Inc.*	98,000	3,710,280
		15,774,493

Media - 1.4%
Gannett Co., Inc	248,800	2,371,064

Metals & Mining - 2.1%
Reliance Steel & Aluminum Co	107,700	3,662,877

Multiline Retail - 2.8%
Nordstrom, Inc.	107,500	4,910,600

Oil, Gas & Consumable Fuels - 1.6%
Energen Corp	69,700	2,850,033

Pharmaceuticals - 5.1%
Endo Pharmaceuticals Holdings, Inc.*	150,500	4,212,495
Questcor Pharmaceuticals, Inc.*	172,300	4,696,898
		8,909,393

Semiconductors & Semiconductor Equipment - 2.3%
Lam Research Corp.*	103,400	3,927,132

Specialty Retail - 3.6%
Ross Stores, Inc	79,900	6,287,331

Textiles, Apparel & Luxury Goods - 5.8%
Deckers Outdoor Corp.*	69,500	6,481,570
Hanesbrands, Inc.*	142,100	3,553,921
		10,035,491

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EQUITY SECURITIES - CONT’D		SHARES	VALUE
Trading Companies & Distributors - 2.1%
WESCO International, Inc.*		110,900	$3,720,695

Wireless Telecommunication Services - 2.1%
NII Holdings, Inc.*		134,200	3,616,690

Total Equity Securities (Cost $166,460,700)			164,534,325

		PRINCIPAL
HIGH SOCIAL IMPACT INVESTMENTS - 0.8%		AMOUNT
Calvert Social Investment Foundation Notes, 0.94%, 7/1/14 (b)(i)(r)		$1,419,488	1,367,819

Total High Social Impact Investments (Cost $1,419,488)			1,367,819

TIME DEPOSIT - 4.1%
State Street Time Deposit, 0.113%, 10/3/11		7,203,993	7,203,993

Total Time Deposit (Cost $7,203,993)			7,203,993

TOTAL INVESTMENTS (Cost $175,084,181) - 99.5%			173,106,137
Other assets and liabilities, net - 0.5%			862,793
NET ASSETS - 100%			$173,968,930

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value authorized:
Class A: 4,951,477 shares outstanding			$121,837,670
Class B: 137,705 shares outstanding			4,724,650
Class C: 581,927 shares outstanding			12,885,648
Class I: 756,813 shares outstanding			20,683,728
Class Y: 306,153 shares outstanding			10,206,873
Accumulated net realized gain (loss) on investments			5,608,405
Net unrealized appreciation (depreciation) on investments			(1,978,044)

NET ASSETS			$173,968,930

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $128,754,525)		$26.00
Class B	(based on net assets of $3,128,969)		$22.72
Class C	(based on net assets of $12,973,019)		$22.29
Class I	(based on net assets of $21,144,246)		$27.94
Class Y	(based on net assets of $7,968,171)		$26.03

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RESTRICTED SECURITIES	ACQUISITION DATES	COST
Calvert Social Investment Foundation Notes, 0.94%, 7/1/14	7/1/11	$1,419,488

(b)	This security was valued by the Board of Directors. See Note A.
(i)	Restricted securities represent 0.8% of the net assets of the Fund.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
*	Non-income producing security.

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2011

NET INVESTMENT INCOME
Investment Income:
Dividend income	$1,143,032
Interest income	19,835
Total investment income	1,162,867

Expenses:
Investment advisory fee	1,161,648
Transfer agency fees and expenses	466,987
Administrative fees	420,450
Distribution Plan expenses:
Class A	363,334
Class B	44,120
Class C	142,690
Directors’ fees and expenses	18,570
Custodian fees	41,936
Registration fees	80,116
Reports to shareholders	94,656
Professional fees	34,590
Miscellaneous	21,771
Total expenses	2,890,868
Reimbursement from Advisor:
Class I	(22,936)
Class Y	(1,579)
Fees paid indirectly	(560)
Net expenses	2,865,793

NET INVESTMENT INCOME (LOSS)	(1,702,926)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	18,650,994
Change in unrealized appreciation (depreciation)	(19,460,051)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	(809,057)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($2,511,983)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income (loss)	($1,702,926)	($1,137,067)
Net realized gain (loss)	18,650,994	13,500,374
Change in unrealized appreciation (depreciation)	(19,460,051)	5,739,164

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,511,983)	18,102,471

Capital share transactions:
Shares sold:
Class A shares	59,940,757	14,410,519
Class B shares	241,968	305,711
Class C shares	3,176,561	808,515
Class I shares	10,568,924	3,104,135
Class Y shares	10,193,935	—
Shares issued from merger (See Note F):
Class A shares	32,646,286	—
Class C shares	2,759,872	—
Class I shares	8,070,394	—
Redemption fees:
Class A shares	15,550	351
Class B shares	—	198
Class C shares	440	5
Shares redeemed:
Class A shares	(50,165,739)	(14,759,050)
Class B shares	(1,562,363)	(1,786,946)
Class C shares	(2,443,505)	(1,203,164)
Class I shares	(4,090,555)	(828,967)
Class Y shares	(231,468)	—
Total capital share transactions	69,121,057	51,307

TOTAL INCREASE (DECREASE) IN NET ASSETS	66,609,074	18,153,778

NET ASSETS
Beginning of year	107,359,856	89,206,078
End of year	$173,968,930	$107,359,856

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
CAPITAL SHARE ACTIVITY	2011	2010
Shares sold:
Class A shares	1,918,581	623,033
Class B shares	9,114	14,768
Class C shares	121,251	39,504
Class I shares	336,732	126,782
Class Y shares	313,620	—
Shares issued from merger (See Note F):
Class A shares	1,182,147	—
Class C shares	115,716	—
Class I shares	273,543	—
Shares redeemed:
Class A shares	(1,624,948)	(638,692)
Class B shares	(59,235)	(86,086)
Class C shares	(93,452)	(60,274)
Class I shares	(121,931)	(33,638)
Class Y shares	(7,467)	—
Total capital share activity	2,363,671	(14,603)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Capital Accumulation Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers five classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Effective January 31, 2011, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2011, securities valued at $1,367,819 or 0.8% of net assets were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

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Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term instruments of sufficient credit quality, with a maturity at issuance of 60 days or less, generally are valued at amortized cost, which approximates fair value; those for which quotations are not readily available are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2011:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3		Total
Equity securities*	$164,534,325	—	—		$164,534,325
Other debt obligations	—	$7,203,993	$1,367,819		8,571,812
TOTAL	$164,534,325	$7,203,993	$1,367,819	**	$173,106,137

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

**Level 3 securities represent 0.8% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, includ-

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ing accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund’s Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

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Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets. Under the terms of the agreement, $97,703 was payable at year end. In addition, $57,711 was payable at year end for operating expenses paid by the Advisor during September 30, 2011.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2013. The contractual expense cap is 1.59% for Class A (effective November 29, 2010), 2.59% for Class C (effective November 29, 2010), .86% for Class I, and 1.44% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

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Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Class A, Class B, Class C, and Class Y, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $35,169 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”) (formerly known as Calvert Distributors, Inc.), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay CID for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, Class B, and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% (.35% prior to November 29, 2010), 1.00% and 1.00% of the Fund’s average daily net assets of Class A, Class B, and Class C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $42,467 was payable at year end.

CID received $65,487 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2011.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $108,478 for the year ended September 30, 2011. Under the terms of the agreement, $9,409 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chairs and Committee chairs ($10,000 for Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $133,640,870, and $113,527,244, respectively.

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Capital losses may be utilized to offset future capital gains until expiration; however, the Fund’s use of net capital loss carryforwards acquired from Calvert MidCap Value Fund may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, the Fund will soon be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of September 30, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$15,922,364
Unrealized (depreciation)	(18,308,345)
Net unrealized appreciation/(depreciation)	($2,385,981)

Undistributed long term capital gain	$10,400,401
Capital loss carryforward	($4,384,059)

Federal income tax cost of investments	$175,492,118

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and capital loss carryover limitations under Internal Revenue Code Section 382.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent difference causing such reclassification for the Fund is the tax treatment of net operating losses.

Undistributed net investment income	$1,702,926
Accumulated net realized gain (loss)	(1,158,264)
Paid-in capital	(544,662)

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NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2011. For the year ended September 30, 2011, borrowings by the Fund under the agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$60,170	1.41%	$8,672,778	July 2011

NOTE E - SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTE F – REORGANIZATION

On July 29, 2010, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Calvert Mid Cap Value Fund (“Mid Cap Value”) for shares of the acquiring portfolio, Calvert Capital Accumulation Fund (“Capital Accumulation”) and the assumption of the liabilities of Mid Cap Value. Shareholders approved the Plan at a meeting on November 15, 2010 and the reorganization took place on November 29, 2010.

The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
Mid Cap Value, Class A	1,893,904	Capital Accum., Class A	1,182,147	$32,646,286
Mid Cap Value, Class C	168,591	Capital Accum., Class C	115,716	$2,759,872
Mid Cap Value, Class I	453,854	Capital Accum., Class I	273,543	$8,070,394

For financial reporting purposes, assets received and shares issued by Capital Accumulation were recorded at fair value; however, the cost basis of the investments received from Mid Cap Value were carried forward to align ongoing reporting of Capital Accumulation’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

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		UNREALIZED
		APPRECIATION	ACQUIRING
MERGED PORTFOLIO	NET ASSETS	(DEPRECIATION)	PORTFOLIO	NET ASSETS
Mid Cap Value	$43,476,552	$4,028,812	Capital Accum.	$117,367,809

Assuming the acquisition had been completed on October 1, 2010, Capital Accumulation’s results of operations for the year ended September 30, 2011 would have been as follows:

Net investment income	($1,710,846	) (a)
Net realized and change in unrealized gain (loss) on investments	$2,329,269	(b)
Net increase (decrease) in assets from operations	$618,423

Because Capital Accumulation and Mid Cap Value sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Mid Cap Value that have been included in Capital Accumulation’s Statement of Operations since November 29, 2010.

(a)	($1,702,926) as reported, plus ($7,920), from Mid Cap Value pre-merger.
(b)	($809,057) as reported, plus $3,138,326 from Mid Cap Value pre-merger.

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FINANCIAL HIGHLIGHTS

		Years ended
	September 30,	September 30,	September 30,
Class A Shares	2011 (z)	2010	2009
Net asset value, beginning	$24.93	$20.71	$23.00
Income from investment operations:
Net investment income (loss)	(.28)	(.25)	(.17)
Net realized and unrealized gain (loss)	1.35	4.47	(2.12)
Total from investment operations	1.07	4.22	(2.29)
Total increase (decrease) in net asset value	1.07	4.22	(2.29)
Net asset value, ending	$26.00	$24.93	$20.71

Total return*	4.29%	20.38%	(9.96%)
Ratios to average net assets: A
Net investment income (loss)	(.93%)	(1.08%)	(.92%)
Total expenses	1.58%	1.76%	1.88%
Expenses before offsets	1.58%	1.76%	1.88%
Net expenses	1.58%	1.76%	1.88%
Portfolio turnover	65%	87%	72%
Net assets, ending (in thousands)	$128,755	$86,635	$72,289

		YearS ended
		September 30,	September 30,
Class A Shares		2008	2007 (z)
Net asset value, beginning		$28.11	$24.02
Income from investment operations:
Net investment income (loss)		(.21)	(.26)
Net realized and unrealized gain (loss)		(4.49)	4.35
Total from investment operations		(4.70)	4.09
Distributions from:
Net realized gain		(.41)	—
Total distributions		(.41)	—
Total increase (decrease) in net asset value		(5.11)	4.09
Net asset value, ending		$23.00	$28.11

Total return*		(16.97%)	17.03%
Ratios to average net assets: A
Net investment income (loss)		(.79%)	(.98%)
Total expenses		1.66%	1.66%
Expenses before offsets		1.66%	1.66%
Net expenses		1.65%	1.64%
Portfolio turnover		49%	47%
Net assets, ending (in thousands)		$85,195	$107,976

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2011 (z)	2010	2009
Net asset value, beginning	$22.03	$18.50	$20.78
Income from investment operations:
Net investment income (loss)	(.55)	(.53)	(.39)
Net realized and unrealized gain (loss)	1.24	4.06	(1.89)
Total from investment operations	.69	3.53	(2.28)
Total increase (decrease) in net asset value	.69	3.53	(2.28)
Net asset value, ending	$22.72	$22.03	$18.50

Total return*	3.13%	19.08%	(10.97%)
Ratios to average net assets: A
Net investment income (loss)	(2.07%)	(2.17%)	(2.04%)
Total expenses	2.72%	2.84%	2.99%
Expenses before offsets	2.72%	2.84%	2.99%
Net expenses	2.71%	2.84%	2.99%
Portfolio turnover	65%	87%	72%
Net assets, ending (in thousands)	$3,129	$4,138	$4,793

		Years Ended
		September 30,	September 30,
Class B Shares		2008	2007 (z)
Net asset value, beginning		$25.66	$22.13
Income from investment operations:
Net investment income (loss)		(.47)	(.45)
Net realized and unrealized gain (loss)		(4.00)	3.98
Total from investment operations		(4.47)	3.53
Distributions from:
Net realized gain		(.41)	—
Total distributions		(.41)	—
Total increase (decrease) in net asset value		4.88	3.53
Net asset value, ending		$20.78	$25.66

Total return*		(17.70%)	15.95%
Ratios to average net assets: A
Net investment income (loss)		(1.73%)	(1.86%)
Total expenses		2.57%	2.54%
Expenses before offsets		2.57%	2.54%
Net expenses		2.56%	2.52%
Portfolio turnover		49%	47%
Net assets, ending (in thousands)		$7,803	$11,613

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class C Shares	2011 (z)	2010	2009
Net asset value, beginning	$21.55	$18.05	$20.20
Income from investment operations:
Net investment income (loss)	(.46)	(.39)	(.28)
Net realized and unrealized gain (loss)	1.20	3.89	(1.87)
Total from investment operations	.74	3.50	(2.15)
Total increase (decrease) in net asset value	.74	3.50	(2.15)
Net asset value, ending	$22.29	$21.55	$18.05

Total return*	3.43%	19.39%	(10.64%)
Ratios to average net assets: A
Net investment income (loss)	(1.79%)	(1.87%)	(1.75%)
Total expenses	2.44%	2.54%	2.71%
Expenses before offsets	2.44%	2.54%	2.71%
Net expenses	2.44%	2.54%	2.70%
Portfolio turnover	65%	87%	72%
Net assets, ending (in thousands)	$12,973	$9,449	$8,287

		Years ended
		September 30,	September 30,
Class C Shares		2008	2007 (z)
Net asset value, beginning		$24.93	$21.47
Income from investment operations:
Net investment income (loss)		(.38)	(.41)
Net realized and unrealized gain (loss)		(3.94)	3.87
Total from investment operations		(4.32)	3.46
Distributions from:
Net realized gain		(.41)	—
Total distributions		(.41)	—
Total increase (decrease) in net asset value		(4.73)	3.46
Net asset value, ending		$20.20	$24.93

Total return*		(17.62%)	16.12%
Ratios to average net assets: A
Net investment income (loss)		(.157%)	(1.74%)
Total expenses		2.42%	2.42%
Expenses before offsets		2.42%	2.42%
Net expenses		2.42%	2.41%
Portfolio turnover		49%	47%
Net assets, ending (in thousands)		$10,252	$13,275

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Years ended
	September 30,	September 30,	September 30,
Class I Shares	2011 (z)	2010	2009
Net asset value, beginning	$26.59	$21.89	$24.06
Income from investment operations:
Net investment income (loss)	(.06)	(.04)	.02
Net realized and unrealized gain (loss)	1.41	4.74	(2.19)
Total from investment operations	1.35	4.70	(2.17)
Total increase (decrease) in net asset value	1.35	4.70	(2.17)
Net asset value, ending	$27.94	$26.59	$21.89

Total return*	5.08%	21.47%	(9.02%)
Ratios to average net assets: A
Net investment income (loss)	(.20%)	(.19%)	.10%
Total expenses	.99%	1.12%	1.28%
Expenses before offsets	.86%	.86%	.86%
Net expenses	.86%	.86%	.86%
Portfolio turnover	65%	87%	72%
Net assets, ending (in thousands)	$21,144	$7,138	$3,837

		Years ended
		September 30,	September 30,
Class I Shares		2008	2007 (z)
Net asset value, beginning		$29.16	$24.73
Income from investment operations:
Net investment income (loss)		**	(.05)
Net realized and unrealized gain (loss)		(4.96)	4.48
Total from investment operations		(4.96)	4.43
Distributions from:
Net realized gain		(.41)	—
Total distributions		(.41)	—
Total increase (decrease) in net asset value		(5.10)	4.43
Net asset value, ending		$24.06	$29.16

Total return*		(16.31%)	17.91%
Ratios to average net assets: A
Net investment income (loss)		.01%	(.19%)
Total expenses		1.18%	1.14%
Expenses before offsets		.87%	.87%
Net expenses		.86%	.86%
Portfolio turnover		49%	47%
Net assets, ending (in thousands)		$3,573	$4,311

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Period Ended
	September 30,
Class Y Shares	2011	(z) #
Net asset value, beginning	$29.79
Income from investment operations:
Net investment income (loss)	(.15)
Net realized and unrealized gain (loss)	(3.61)
Total from investment operations	(3.76)
Total increase (decrease) in net asset value	(3.76)
Net asset value, ending	$26.03

Total return*	(12.62%)
Ratios to average net assets: A
Net investment income (loss)	(.74	%) (a)
Total expenses	1.49	% (a)
Expenses before offsets	1.44	% (a)
Net expenses	1.44	% (a)
Portfolio turnover***	65%
Net assets, ending (in thousands)	$7,968

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)	Annualized.
(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
**	Less than $0.01 per share.
***	Portfolio turnover is not annualized for periods less than one year.
#	From January 31, 2011, inception.

See notes to financial statements.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT 37

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 38

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 39

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT CAPITAL ACCUMULATION FUND ANNUAL REPORT (UNAUDITED) 40

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DIRECTOR AND OFFICER INFORMATION TABLE

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 62	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	15	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 63	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	None
JOHN G. GUFFEY, JR. AGE: 63	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 48	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	15	• Bridgeway Funds (14)
JOY V. JONES AGE: 61	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney.	15	• Director, Conduit Street Restaurants Limited
TERRENCE J. MOLLNER, Ed.D. AGE: 66	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	15	• Calvert Social Investment Foundation • Ben & Jerry's Homemade, Inc. • ArtNOW, Inc. • Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 62	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	15	None

INTERESTED TRUSTEES/DIRECTORS

BARBARA J. KRUMSIEK AGE: 59

Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact		President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
D. Wayne Silby, Esq.

AGE: 63

Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact		Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Studio School Fund • Syntao.com China • The Ice Organization • Impact Assets
OFFICERS

KAREN BECKER

Age: 58	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 52	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS DAILEY AGE: 47	Vice President	2004	Vice President of Calvert Investment Management, Inc.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004	Electronic Filing Manager and Executive Assistant to General Counsel, Calvert Investments, Inc.
GREGORY B. HABEEB AGE: 61	Vice President (CSIF and CSIS )	2004	Senior Vice President of Calvert Investment Management, Inc.
HUI PING HO, CPA AGE: 46	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 54	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL, Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 55	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer – Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 43	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. WolfsheimeRCPA AGE: 59	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS, JR., CPA AGE: 50	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent com- pany of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
CAPITAL	FAMILY OF FUNDS	Enhanced Equity Portfolio
ACCUMULATION		Equity Portfolio
FUND	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Calvert Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Calvert International Opportunities Fund

Annual Report
September 30, 2011

E-Delivery Sign-Up —
Details Inside

Calvert INVESTMENTS®

A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

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If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholder:

     After a strong finish to 2010 and start of the new year, the U.S. economy lost its footing in the summer of 2011. Hope for a second-half rebound gave way to concerns we were heading into another recession as consumer insecurity, a weak job market, the looming sovereign debt crisis in Europe, and uncertainty about the direction of U.S. and European policy weighed on economic growth and turned markets into a roller coaster.

The final months of the reporting period were particularly difficult for equities amid significant market volatility in the financial markets. After U.S. government debt lost its Standard & Poor’s triple A rating for the first time in history, already anxious investors flocked to the relative safety of cash and Treasuries, despite very low short-term yields. In the end, third-quarter market turmoil more than erased stock market gains made through the first six months of 2011. In fact, the -13.87% third-quarter return for the Standard & Poor’s 500 Index was the biggest quarterly drop for that index since the financial meltdown in the fourth quarter of 2008.

The 2008-2009 Financial Crisis -- Where Are We Now?

There have been many media comparisons to the third quarter of 2008 recently, so I think it’s worth noting some key differences. Despite third-quarter events, equity markets are still generally ahead of where they were in the depths of the financial crisis, as the S&P 500 Index and Russell Mid-Cap Index returned an annualized 1.23% and 3.96% for the three-year period ended September 30, 2011. Also, unlike 2008, the stock market seems to be rebounding quickly, having regained much of the lost ground in the first two weeks of October.

While still high, the unemployment rate has decreased a full percentage point from its recession peak. And in a direct month-to-month comparison, the United States added 103,000 jobs in September 2011 (58,000 if you exclude the return of striking Verizon workers) versus losing 434,000 jobs in September 2008.1 In housing, builder confidence in the current market for new single-family homes as measured by the National Association of Home Builders/Wells Fargo Housing Market Index (HMI) rose four points to 18 for October 2011--a sign that pockets of recovery in housing may be starting to emerge across the country. The HMI index is also four points higher than it was in October 2008.

www.	calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 4

Energy prices have fallen, too--after soaring to $150 a barrel, crude oil hovered around $80 a barrel at the end of September 2011. While prices at the pump did not decrease proportionately, they are lower, which is good for consumers’ wallets and oil-dependent industries. In fact, reports show retail sales have notched up in recent weeks--a sign that consumers are starting to spend a bit more freely now. And although household debt still exceeds consumers’ after-tax income, it fell 12% between its record high in September 2007 and June of this year.2 The bottom line is that economic recovery may continue to be more two-steps-forward-one-step-back rather than the straight line progress we’d all prefer, but the recovery is happening. In the meantime, the expertise of your Calvert fund managers will help guide your investments through the ups and downs that may lie ahead.

Board Diversity and Company Competitiveness

As always, we filed several shareholder resolutions this year asking companies to consider diverse candidates during their board selection. Most were successfully withdrawn after the companies agreed to add specific considerations of race, gender and ethnicity to their selection process. However, Urban Outfitters was one of two companies that opposed the resolution that we filed.

Unlike its five biggest apparel-industry competitors, Urban Outfitters doesn’t have any women or minorities on its board. This is particularly disconcerting since 53% of its North American net retail store sales in fiscal 2011 came from its Anthropologie and Free People stores for women. Of course, the Urban Outfitters flagship store heavily caters to women too. Smart companies understand the importance of having management that reflects their target audiences and Urban Outfitters is certainly missing the mark.

We pressed on and 22% of shareholders voted in favor of the resolution. The battle received a good deal of attention in the press, although it remains to be seen if the company will heed the call of its shareholders.

Your Financial Advisor Is Always Available

It’s easy to be a long-term investor when markets are strong. The challenge is to remain one when markets are going through a protracted period of uncertainty. While it may take longer than we’d like, markets have always recovered in the past and I am confident they will do so again. These cycles are simply the nature of the market.

In times like these, it’s best to stay the course, maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. However, if you think your financial needs or risk tolerance have changed, your financial advisor is always available to discuss your concerns.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 5

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for entrusting your investments to Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.
October 2011

1 Bureau of Labor Statistics

2 Center for American Progress, Economic Snapshot for September 2011

www.	calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 6

Climate Change

As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

As the impacts of climate change become increasingly apparent, the consequences on vulnerable, impoverished communities around the world cannot be ignored. Even with aggressive mitigation efforts, many will still experience dire effects from more severe weather-related disasters, increased food and water insecurity, increased scarcity of natural resources, and negative health effects. While many communities have begun to prepare, businesses can contribute to--and benefit from--preparation as well.

To that end, Calvert has joined with leading companies such as Entergy, Green Mountain Coffee Roasters, Levi Strauss, Limited Brands, Starbucks, and Swiss Re to launch the Partnership for Resilience and Environmental Preparedness (PREP) to promote business practices that help companies and communities gear up for the impact of climate change. It also advocates for public policies to mitigate climate variability, weather extremes, and other consequences of a changing climate.

Overall Shareholder Advocacy Efforts

Calvert filed 38 resolutions in the 2011 proxy season, 28 of which were successfully withdrawn after companies agreed to the terms of the resolution. The most popular topics were sustainability reporting, climate change risks, and climate principles.

Majority Vote in Director Elections

Shareholders’ role in electing a board of directors is a fundamental part of ensuring accountability. Unfortunately, many companies weaken this role by conducting elections under a plurality rather than a majority standard—which essentially means a director nominee can be elected with only his or her own affirmative vote.

Calvert filed four shareholder proposals calling for companies to adopt majority voting this year. Those at Plains Exploration and Production, Global Payments, and Agco were withdrawn after the companies agreed to the requested changes. Hansen Natural responded with minor improvements to their election process. But we felt they were insufficient, so we kept the resolution on the ballot and 48% of shareholders voted in favor of it.

Update on Board Diversity

Persuading companies to make their boards more representative of their customers, employees, and other target audiences continues to be an important initiative. In August, Calvert Senior Sustainability Analyst Aditi Mohapatra published an article in

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 7

Forbes magazine, “Are There Really Boards With No Women?” The article highlighted the fact that women still hold only 18% of corporate board posts at S&P 100 companies, despite a growing body of evidence proving the business case for diverse boards.

Also, five resolutions seeking a proactive commitment to include women and minorities as part of every board director search were filed this year. Three were successfully withdrawn before the annual meeting. The remaining two—at Urban Outfitters and American Financial Group—received strong support with 22% and 27% of shareholders votes.

First U.S. Automaker Added to Calvert Social Index

Another notable event was Ford Motor becoming the first U.S. automaker to qualify for Calvert Signature Funds and be added to the Calvert Social Index. Ford has emerged in recent years as the fuel efficiency leader among the big three U.S. auto manufacturers. A review of Ford’s key industry impacts, as well as our engagement with the company over the past four years, ensured that it met our environment, social, and governance (ESG) criteria for investment.

While we remain concerned about the overall impact of automobile companies on issues such as greenhouse emissions, we believe Ford and the foreign automakers Calvert invests in are taking meaningful steps to reduce the negative environmental impacts of their products. Of course, we will continue to seek improvement on key issues by working with senior management of all these companies.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 One such company receiving funding through the Foundation is Seedco Financial Services, which supports small businesses in under-served communities and those owned by women and minorities such as Telecom Transport Services in Birmingham, Alabama. Last year, owner Sue Watkins landed a large contract to transport costly telecommunication equipment that required the company to move to a new warehouse, lease new equipment, and hire additional staff. A $25,000 microloan from Seedco allowed her to make the necessary investments. Now the company enjoys continued growth and is creating jobs in her community.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that aim to provide market-rate returns while developing products or services that address

www.	calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 8

important sustainability or environmental issues.

One recent investment was PresenceLearning, a firm that provides live, online speech therapy to students via web-based video conference technology.2 A national shortage of speech therapists prevents many students with severe communication disorders from receiving therapy. Now, the company’s distributed network technology enables specialists to serve more students in a more cost-efficient manner.

Another investment was DBL Equity Fund–BAEF II, L.P.2 DBL is a women-led firm with a “Double Bottom Line” strategy to invest in companies that aim to deliver top-tier venture capital returns while working with these companies to create social, environmental, and economic improvement in the regions where they operate.

1 As of September 30, 2011, Calvert Social Investment Foundation (“Calvert Foundation” or “Foundation”) Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund 0.79%, Calvert International Equity Fund 1.48%, and Calvert Small Cap Fund 0.57%. The Calvert Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Investment-sponsored investment product.

2 As of September 30, 2011, PresenceLearning and DBL Equity Fund represented 0.01% and 0.02% of Calvert Equity Portfolio. All holdings are subject to change without notice.

As of September 30, 2011, the following companies represented the following percentages of net assets: Entergy 0% of all funds, Green Mountain Coffee Roasters 0.17% of Calvert Social Index Fund, Levi Strauss 0% of all funds, Limited 0.15% of Calvert Social Index Fund, Starbucks 0.41% of Calvert Social Index Fund, Swiss Re 0% of all funds, Plains Exploration 0.05% of Calvert Social Index Fund, Global Payments 0.05% of Calvert Social Index Fund, Agco 0.05% of Calvert Social Index Fund, Hansen Natural 0.09% of Calvert Social Index Fund, Urban Outfitters 0% of all funds and American Financial Group 0.04% of Calvert Social Index Fund, and Ford 0.53% of Calvert Social Index Fund. All holdings are subject to change without notice.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 9

PORTFOLIO MANAGEMENT DISCUSSION

Natalie A. Trunow,

Senior Vice President, Chief Investment Officer - Equities of Calvert Investment Management, Inc.

Investment Performance

For the 12-month period ending September 30, 2011, Calvert International Opportunities Fund’s Class A shares (at NAV) returned -14.78%, underperforming the MSCI EAFE Small/Mid Cap Index’s return of -6.84% due to weak stock selection.

At the end of the third quarter, Calvert made extensive changes to the management structure of Calvert International Opportunities Fund. On September 13, 2011, the Fund’s Board of Directors voted to approve a new multi-manager structure of Advisory Research, Inc. and Trilogy Global Advisors, LP. Calvert will manage the allocation of assets among the new sub-advisors. The Fund’s portfolio was transitioned during September with all of the new holdings in place by September 30, 2011.

Investment Climate

A strong performance by equity markets in the fourth quarter of 2010 and modest gains in the first half of 2011 were largely erased by stocks’ dismal performance in the third quarter of 2011. Despite healthy earnings

CALVERT INTERNATIONAL OPPORTUNITIES FUND
September 30, 2011
Investment performance
(total return at NAV*)

	6 months	12 months
	ended	ended
	9/30/11	9/30/11
Class A	-19.74%	-14.78%
Class C	-20.08%	-15.41%
Class I	-19.50%	-14.32%
Class Y	-19.61%	-14.52%

MSCI EAFE Small/Mid
Cap Index	-17.90%	-6.84%

Lipper International
Multi-Cap Growth
Funds Average	-19.74%	-10.66%

		% of Total
Economic Sectors		Investments
Consumer Discretionary		15.6%
Consumer Staples		7.7%
Energy		4.4%
Financials		21.0%
Health Care		4.6%
Industrials		22.3%
Information Technology		9.0%
Materials		8.7%
Telecommunications Services		0.8%
Time Deposit		3.9%
Utilities		2.0%
Total		100%

*   Investment performance/return at NAV does not reflect the deduction of the Fund’s maxi- mum 4.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 10

CALVERT INTERNATIONAL OPPORTUNITIES FUND

September 30, 2011
Ten Largest	% of Net
Stock Holdings	Assets
Intrum Justitia AB	1.7%
Whitbread plc	1.5%
Credit Saison Co. Ltd.	1.5%
Ashtead Group plc	1.5%
Rhoen Klinikum AG	1.5%
Electromagnetic GeoServices ASA	1.4%
Secom Co. Ltd.	1.4%
Rational AG	1.3%
Wacker Neuson SE	1.2%
Fook Woo Group Holdings Ltd.	1.2%
Total	14.2%

from U.S. companies, macroeconomic troubles became the focus of attention and weighed on investor sentiment.  Over the past four quarters, the U.S. based Standard & Poor’s (S&P) 500 Index returned 1.14%.  International stocks fared considerably worse with the MSCI Emerging Markets IMI Index earning -16.46%.  Large cap international stocks fared worse than small, with the MSCI EAFE IMI returning -8.51%, compared with the benchmark return noted above.  In general, U.S. companies, led by those in the Technology and Health Care sectors, continued to show financial strength and to rely on their healthy balance sheets and impressive cash reserves for mergers and acquisitions.  The eurozone crisis continued to unfold, weighed down by struggling peripheral economies. Although leaders attempted to assure investors that the proposed long-term solutions to the debt crisis were viable, the fear of contagion intensified. Germany and France braced for a Greek default by taking steps to insulate their financial institutions from large losses. While we don’t see a high probability of a Greek default driving the United States into recession, the possibility still seemed to drive market sentiment.

The S&P downgrade of U.S. government debt on August 5 was another blow to investor confidence, contributing to a global equity market sell-off and pushing U.S. Treasury yields down as risk aversion in the markets increased. The resulting equity market volatility was also fed by concerns about the political stalemate in Washington, the European sovereign debt issues, and a significant slowdown in U.S. economic growth—or, more ominously, the possibility of a double-dip recession in the United States.

European bank stocks continued to be among those most adversely impacted by the eurozone debt crisis, driven by longer-term funding stress, as well as by U.S. money market funds’ further reductions in their exposure to these banks.

After the completion of QE2 in June, the Federal Reserve (Fed) supplemented its accommodative policy with the well-timed September 21 announcement of “operation twist,” a plan to sell $400 billion in short-term Treasuries while purchasing the same amount of longer-term Treasuries. This could boost investment and refinancing in the U.S. by reducing long-term interest rates. The Fed also promised to keep interest rates low for the next two years. However, the announcement was accompanied by alarming statements about U.S. economic weakness, which further unsettled markets.

In fact, worries about anemic global economic growth intensified over the last 12 months, with U.S. gross domestic product (GDP) growth numbers revised down for the first half of the year to less than a 1% average annual growth rate, according to the Bureau of Economic Analysis.

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The most recent release of employment figures by the Bureau of Labor Statistics showed that the unemployment rate remained at 9.1% in August. Jobs data is likely to be a lagging indicator of economic activity in this economic cycle and may not improve until other economic indicators are more firmly in positive territory.

Although the secular upward trend in commodity prices may persist in the long term, decreasing commodity prices are a positive for global economic growth in the near term. A continued price break should reduce risks of top-line inflation, lift the drag on economic growth, and provide additional stability to the Fed’s actions.

In China, the threat of inflation still looms and may make it difficult for that country and other emerging economies to implement more accommodative monetary policy in the near term. However, recent industrial production numbers in China were positive and although manufacturing data was slightly contractionary, it was not at hard landing levels.

One of the stronger headwinds to U.S. economic growth, the housing market, seems to be stabilizing, helped by historically low mortgage rates and home prices, and can provide a considerable boost to consumer confidence. The U.S. manufacturing sector continued to be strong, with the Chicago PMI and ISM Manufacturing PMI both better than expected in September.

CALVERT INTERNATIONAL OPPORTUNITIES FUND
September 30, 2011
Average Annual Total Returns

Class A Shares	(with max. load)
One year	-18.83%
Since inception (5/31/2007)	-8.59%

Class C Shares	(with max. load)
One year	-16.34%
Since inception (7/31/2007)	-8.20%

Class I Shares
One year	-14.32%
Since inception (5/31/2007)	-7.13%

Class Y Shares*
One year	-14.52%
Since inception (5/31/2007)	-7.42%

*Calvert International Opportunities Fund first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

Portfolio Strategy

The underperformance was driven by weak stock selection across all sectors except Energy, where Prosafe SE was the most significant positive contributor. Stock selection hurt the most in the Information Technology, Consumer Staples, and Consumer Discretionary sectors.

Within Information Technology, companies in the IT services industry such as Eaga, Cap Gemini, and Computershare hurt, as did Vistaprint in the internet software and services industry. Oriflame was a significant detractor in Consumer Staples, while names like Esprit Holdings and Urbi Desarrollos Urbanos were negative contributors in Consumer Discretionary.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and I shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.27%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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Sector selection for the period was an overall positive contributor. The Fund’s overweight to Utilities and Health Care added the most value to the Fund, as did the Fund’s significant underweight to Financials and Materials.

Outlook

While we may see further volatility in the equity markets, those who step in to buy the dips in a time of uncertainty could have the potential for greater returns. Combined with generally positive U.S. economic data and attractive equity valuations--the 12-month forward price/ earnings ratio for the S&P 500 Index was 10.61 after market close on September 30--as well as signs that China’s growth momentum has not stalled, we continue to believe the market can see a healthy recovery in the next few months. We remain cautiously optimistic on U.S. economic growth, albeit less so on European and global growth.

We also believe the U.S. earnings season that started in October is likely to provide positive earnings surprises and serve as a positive catalyst for the U.S. and possibly global equity markets, especially given current valuation levels, which may present some of the best buying opportunities in the equity markets.

October 2011

Due to the management change, none of the following companies were held by the Fund as of September 30, 2011: Prosafe SE, Eaga, Cap Gemini, Computershare, Vistaprint, Oriflame, Esprit Holdings, and Urbi Desarrollos Urbanos. Holdings are subject to change without notice.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 15

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/11	9/30/11	4/1/11 - 9/30/11
Class A
Actual	$1,000.00	$802.60	$7.50
Hypothetical	$1,000.00	$1,016.75	$8.39
(5% return per year before expenses)

Class C
Actual	$1,000.00	$799.20	$11.28
Hypothetical	$1,000.00	$1,012.53	$12.61
(5% return per year before expenses)

Class I
Actual	$1,000.00	$805.00	$5.43
Hypothetical	$1,000.00	$1,019.05	$6.07
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$803.90	$6.38
Hypothetical	$1,000.00	$1,018.00	$7.13
(5% return per year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.66%, 2.50%, 1.20% and 1.41% for Class A, Class C , Class I and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert International Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Calvert International Opportunities Fund (the Fund), a series of the Calvert World Values Fund, Inc., including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert International Opportunities Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2011

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SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011

EQUITY SECURITIES - 90.6%	SHARES	VALUE
Australia - 1.9%
Crown Ltd.	40,172	$308,224
Sims Metal Management Ltd	26,100	312,079
		620,303

Austria - 1.7%
AMAG Austria Metall AG (e)*	11,840	232,926
EVN AG	22,710	328,933
		561,859

Belgium - 0.8%
Umicore SA	7,000	254,739

Brazil - 4.8%
Gafisa SA (ADR)	35,000	201,950
GP Investments Ltd. (BDR)*	86,887	211,318
Light SA	21,573	288,456
Localiza Rent a Car SA	13,964	187,923
MRV Engenharia e Participacoes SA	54,266	282,438
Totvs SA	21,945	379,538
		1,551,623

Canada - 1.8%
Neo Material Technologies, Inc.*	40,200	246,849
RONA, Inc.	32,676	317,954
		564,803

China - 1.6%
Mindray Medical International Ltd. (ADR)	12,900	304,569
Travelsky Technology Ltd	517,000	226,314
		530,883

Denmark - 2.0%
D/S Norden	12,975	358,155
FLSmidth & Co. A/S	5,800	291,009
		649,164

Faroe Islands - 0.9%
Bakkafrost P/F	47,500	302,349

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
France - 4.0%
Cie Generale des Etablissements Michelin, Common Series B	6,298	$377,553
Manitou BF SA*	17,800	282,291
Nexans SA	5,461	318,438
Societe BIC SA	3,786	323,375
		1,301,657

Germany - 11.4%
Aixtron SE NA	17,400	254,141
Deutz AG*	66,200	365,583
Jungheinrich AG	12,540	328,038
KUKA AG*	20,200	357,770
Rational AG	1,900	425,134
Rhoen Klinikum AG	23,370	474,951
RIB Software AG*	45,000	282,654
Salzgitter AG	6,247	300,866
Software AG	8,300	263,329
Wacker Neuson SE	35,600	404,753
Wirecard AG	15,700	241,856
		3,699,075

Hong Kong - 1.9%
Digital China Holdings Ltd.	172,000	220,467
Fook Woo Group Holdings Ltd.*	1,776,000	403,618
		624,085

Italy - 1.9%
Buzzi Unicem SpA*	40,821	330,286
Piaggio & C SpA	93,600	300,660
		630,946

Japan - 19.3%
Amada Co. Ltd.	25,000	163,068
Autobacs Seven Co. Ltd	3,800	170,149
Central Glass Co. Ltd.	35,000	170,433
Chugoku Marine Paints Ltd.	42,000	306,125
Credit Saison Co. Ltd.	25,200	485,525
FamilyMart Co. Ltd	6,700	256,218
Hokuto Corp.	14,800	344,062
MISUMI Group, Inc.	15,000	333,256
Namco Bandai Holdings, Inc	24,000	324,609
Ono Pharmaceutical Co. Ltd.	5,800	345,777
Santen Pharmaceutical Co. Ltd	7,000	292,888
SBI Holdings, Inc.	2,885	249,501
Secom Co. Ltd.	9,100	438,027
Seven Bank Ltd	175	341,004
So-net Entertainment Corp	96	402,786
Stanley Electric Co. Ltd.	19,900	300,937
Star Micronics Co. Ltd.	16,300	160,192
Toyota Industries Corp	11,300	329,055
USS Co. Ltd.	3,922	333,996
Yamaha Corp.	15,900	171,818
Yamatake Corp.	15,000	321,109
		6,240,535

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT 19

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Malaysia - 1.6%
New Britain Palm Oil Ltd.*	19,000	$241,316
PureCircle Ltd.*	199,000	280,556
		521,872

Netherlands - 2.3%
Koninklijke Philips Electronics NV	18,619	334,574
Wereldhave NV	5,647	398,430
		733,004

Norway - 3.9%
Aker ASA	10,558	212,868
Electromagnetic GeoServices ASA*	231,400	439,585
Petroleum Geo-Services ASA*	29,800	302,100
Yara International ASA	8,400	322,153
		1,276,706

Panama - 0.9%
Banco Latinoamericano de Exportaciones SA	19,882	302,803

Puerto Rico - 0.7%
Oriental Financial Group, Inc	24,553	237,428

Singapore - 1.4%
Ascendas India Trust	421,000	247,909
Fortune Real Estate Investment Trust:
Hong Kong Exchange	148,000	64,549
Singapore Exchange	306,000	132,851
		445,309

Sweden - 4.0%
Holmen AB, Series B	13,700	341,985
Industrivarden AB, C Shares	36,577	384,603
Intrum Justitia AB	45,100	555,122
		1,281,710

Switzerland - 1.6%
Banque Cantonale Vaudoise	700	363,343
Valiant Holding	1,236	166,971
		530,314

Thailand - 0.6%
Thanachart Capital PCL	228,500	200,310

United Arab Emirates - 1.9%
Lamprell plc	76,200	305,129
Polarcus Ltd.*	577,800	292,276
		597,405

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
United Kingdom - 16.8%
Ashtead Group plc	235,500	$485,315
Beazley plc	198,077	359,226
Bovis Homes Group plc	32,465	203,863
Britvic plc	52,500	256,488
Catlin Group Ltd	67,382	389,192
Close Brothers Group plc	38,900	397,997
Colt Group SA*	151,327	239,303
Debenhams plc	373,500	325,224
International Personal Finance plc	88,500	305,621
J Sainsbury plc	83,791	356,637
Lancashire Holdings Ltd.	37,600	403,358
Schroders plc	15,000	298,172
WH Smith plc	41,700	320,832
Whitbread plc	20,225	496,469
William Morrison Supermarkets plc	72,800	328,881
Wolseley plc	11,000	274,334
		5,440,912

United States - 0.9%
Principal Financial Group, Inc	12,135	275,100

Total Equity Securities (Cost $29,998,165)		29,374,894

	prIncIpal
tIme depoSIt - 3.7%	amount
State Street Time Deposit, 0.113%, 10/3/11	$1,191,839	1,191,839

Total Time Deposit (Cost $1,191,839)		1,191,839

TOTAL INVESTMENTS (Cost $31,190,004) - 94.3%		30,566,733
Other assets and liabilities, net - 5.7%		1,830,968
net aSSetS - 100%		$32,397,701

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
BDR: Brazilian Depositary Receipts

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2011

ASSETS
Investments in securities, at value (Cost $31,190,004) - see accompanying schedule		$30,566,733
Cash		2,653,682
Cash denominated in foreign currencies (Cost $135,139)		132,625
Receivable for securities sold		544,105
Receivable for shares sold		510,555
Dividends and tax reclaim receivable		89,799
Other assets		16,022
Total assets		34,513,521

LIABILITIES
Payable for securities purchased		1,990,629
Payable for shares redeemed		45,448
Payable to Calvert Investment Management, Inc		30,896
Payable to Calvert Investment Administrative Services, Inc.		8,935
Payable to Calvert Investment Services, Inc		2,101
Payable to Calvert Investment Distributors, Inc.		6,897
Net unrealized depreciation on foreign currency spot contracts		484
Accrued expenses and other liabilities		30,430
Total liabilities		2,115,820

NET ASSETS		$32,397,701

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $.01 par value shares authorized:
Class A: 2,352,495 shares outstanding		$31,345,943
Class C: 177,457 shares outstanding		2,206,241
Class I: 402,894 shares outstanding		5,468,460
Class Y: 151,856 shares outstanding		1,745,528
Undistributed net investment income		259,946
Accumulated net realized gain (loss) on investments and foreign currency
transactions		(8,005,427)
Net unrealized appreciation (depreciation) on investments,
foreign currencies and assets and liabilities denominated in foreign currencies		(622,990)

NET ASSETS		$32,397,701

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $24,873,799)	$10.57
Class C	(based on net assets of $1,830,585)	$10.32
Class I	(based on net assets of $4,174,458)	$10.36
Class Y	(based on net assets of $1,518,859)	$10.00

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2011

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $67,198)	$1,016,934
Interest income	1,355
Total investment income	1,018,289
Expenses:
Investment advisory fee	348,272
Transfer agency fees and expenses	135,514
Distribution Plan expenses:
Class A	88,938
Class C	21,444
Directors’ fees and expenses	4,584
Administrative fees	143,490
Accounting fees	7,189
Custodian fees	110,729
Registration fees	42,905
Reports to shareholders	29,380
Professional fees	23,516
Miscellaneous	11,613
Total expenses	967,574
Reimbursement from Advisor:
Class A	(196,659)
Class C	(20,953)
Class I	(15,188)
Class Y	(17,379)
Fees paid indirectly	(577)
Net expenses	716,818

NET INVESTMENT INCOME	301,471

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(1,737,688)
Foreign currency transactions	(41,525)
(1,779,213)
Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	(4,913,403)
Assets and liabilities denominated in foreign currencies	1,408
(4,911,995)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(6,691,208)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($6,389,737)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$301,471	$156,258
Net realized gain (loss)	(1,779,213)	941,218
Change in unrealized appreciation (depreciation)	(4,911,995)	1,796,385

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,389,737)	2,893,861

Distributions to shareholders from:
Net investment income:
Class A shares	(76,759)	—
Class I shares	(28,795)	(64,681)
Class Y shares	(1,938)	(8,846)
Total distributions	(107,492)	(73,527)

Capital share transactions:
Shares sold:
Class A shares	15,014,980	11,583,422
Class C shares	782,420	999,261
Class I shares	1,099,287	522,238
Class Y shares	1,087,881	968,455
Reinvestment of distributions:
Class A shares	69,323	—
Class I shares	28,796	64,681
Class Y shares	852	8,846
Redemption fees:
Class A shares	834	166
Class C shares	315	40
Class Y shares	4	—
Shares redeemed:
Class A shares	(15,096,941)	(5,203,155)
Class C shares	(326,502)	(195,764)
Class I shares	(514,126)	(397,915)
Class Y shares	(192,271)	(206,139)
Total capital share transactions	1,954,852	8,144,136

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,542,377)	10,964,470

NET ASSETS
Beginning of year	36,940,078	25,975,608
End of year (including undistributed net investment
income of $259,946 and $107,492, respectively)	$32,397,701	$36,940,078

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	September 30,	September 30,
CAPITAL SHARE ACTIVITY	2011	2010
Shares sold:
Class A shares	1,170,709	998,916
Class C shares	61,515	87,604
Class I shares	97,690	45,909
Class Y shares	88,425	89,345
Reinvestment of distributions:
Class A shares	5,353	—
Class I shares	2,276	5,709
Class Y shares	70	809
Shares redeemed:
Class A shares	(1,242,892)	(449,789)
Class C shares	(27,013)	(17,578)
Class I shares	(41,279)	(35,362)
Class Y shares	(17,211)	(19,331)
Total capital share activity	97,643	706,232

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert International Opportunities Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2011, no securities were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Short-term instruments of sufficient credit quality, with a maturity at issuance of 60 days or less, generally are valued at amortized cost, which approximates fair value; those for which quotations are not readily available are categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2011:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	Level 1	Level 2		Level 3	Total
Equity securities*	$3,799,978	$25,574,916	**	-	$29,374,894
Other debt obligations	-	1,191,839		-	1,191,839
TOTAL	$3,799,978	$26,766,755		-	$30,566,733

*     For further breakdown of equity securities by country, please refer to the Schedule of Investments.
**  Includes certain securities trading primarily outside the U.S. whose value was adjusted as a result of significant market movements following the close of local trading.

At September 30, 2011, a significant transfer out of Level 1 and into Level 2 occured. On September 30, 2011, price movements exceeded specified parameters and the third party fair value pricing service quantitatively fair valued the affected securities.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

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Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

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Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2012. The contractual expense cap is 1.66% for Class A, 2.50% for Class C, 1.20% for Class I, and 1.41% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class C, and Class Y shares and .15% for Class I shares, based on their average daily net assets.

Calvert Investment Distributors, Inc. (“CID”) (formerly known as Calvert Distributors, Inc.), an affiliate of the Advisor, is the distributor and principal underwriter for the

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Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund’s average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund’s average daily net assets of Class A and Class C, respectively. Class I and Y shares do not have Distribution Plan expenses.

CID received $19,805 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2011.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $23,557 for the year ended September 30, 2011. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Directors fees are allocated to each of the Funds served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $53,091,175 and $52,151,844, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-17	($1,330,630)
30-Sep-18	(4,754,491)
30-Sep-19	(69,673)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, the Fund will soon be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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The Fund intends to elect to defer net capital losses of $1,463,857 incurred from November 1, 2010 though September 30, 2011 and treat them as arising in the fiscal year ending September 30, 2012.

The tax character of distributions paid during the years ended September 30, 2011 and September 30, 2010 was as follows:

Distributions paid from:	2011	2010
Ordinary income	$107,492	$73,527
Total	$107,492	$73,527

As of September 30, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$400,180
Unrealized (depreciation)	(1,410,227)
Net unrealized appreciation/(depreciation)	($1,010,047)

Undistributed ordinary income	$259,946
Capital loss carryforward	($6,154,794)
Federal income tax cost of investments	$31,576,780

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and the deferral of post October losses.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are due to foreign currency transactions.

Undistributed net investment income	($41,525)
Accumulated net realized gain (loss)	41,525

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only.

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Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2011. For the year ended September 30, 2011, borrowings by the Fund under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$21,855	1.41%	$4,532,701	August 2011

NOTE E– SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended September 30, 2011, in order to meet certain requirements of the Internal Revenue Code, the Fund designates 100% of the ordinary dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code. It also designates $.34 per share as income derived from foreign sources and $.02 per share as foreign taxes paid.

Additional information will be provided to shareholders in January 2012 for use in preparing 2011 income tax returns.

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,	September 30,	September 30,
Class A Shares	2011	2010 (z)	2009	(z)
Net asset value, beginning	$12.43	$11.40	$11.50
Income from investment operations:
Net investment income	.10	.06	.06
Net realized and unrealized gain (loss)	(1.93)	.97	(.10)
Total from investment operations	(1.83)	1.03	(.04)
Distributions from:
Net investment income	(.03)	—	(.06)
Net realized gain	—	—	**
Total from distributions	(.03)	—	(.06)
Total increase (decrease) in net asset value	(1.86)	1.03	(.10)
Net asset value, ending	$10.57	$12.43	$11.40

Total return*	(14.78%)	9.04%	(.16%)
Ratios to average net assets:A
Net investment income	.68%	.48%	.63%
Total expenses	2.21%	2.27%	2.70%
Expenses before offsets	1.66%	1.66%	1.67%
Net expenses	1.66%	1.66%	1.67%
Portfolio turnover	126%	44%	98%
Net assets, ending (in thousands)	$24,874	$30,062	$21,328

		PERIODS ENDED
		September 30,	September 30,
Class A Shares		2008 (z)	2007	# (z)
Net asset value, beginning		$15.32	$15.00
Income from investment operations:
Net investment income		.17	.02
Net realized and unrealized gain (loss)		(3.99)	.30
Total from investment operations		(3.82)	.32
Total increase (decrease) in net asset value		(3.82)	.32
Net asset value, ending		$11.50	$15.32

Total return*		(24.93%)	2.13%
Ratios to average net assets:A
Net investment income		1.22%	.50	%(a)
Total expenses		2.81%	7.82	%(a)
Expenses before offsets		1.68%	1.74	%(a)
Net expenses		1.66%	1.66	%(a)
Portfolio turnover		29%	2%
Net assets, ending (in thousands)		$16,710	$5,678

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2011	2010 (z)	2009	(z)
Net asset value, beginning	$12.20	$11.29	$11.39
Income from investment operations:
Net investment income (loss)	(.01)	(.03)	(.02)
Net realized and unrealized gain (loss)	(1.87)	.94	(.08)
Total from investment operations	(1.88)	.91	(.10)
Distributions from:
Net realized gain	—	—	**
Total from distributions	—	—	**
Total increase (decrease) in net asset value	(1.88)	.91	(.10)
Net asset value, ending	$10.32	$12.20	$11.29

Total return*	(15.41%)	8.06%	(.82%)
Ratios to average net assets:A
Net investment income (loss)	(.13%)	(.25%)	(.19%)
Total expenses	3.48%	3.88%	5.38%
Expenses before offsets	2.50%	2.50%	2.51%
Net expenses	2.50%	2.50%	2.51%
Portfolio turnover	126%	44%	98%
Net assets, ending (in thousands)	$1,831	$1,744	$823

		Periods Ended
		September 30,	September 30,
Class C Shares		2008 (z)	2007	##(z)
Net asset value, beginning		$15.30	$14.74
Income from investment operations
Net investment income		.09	.01
Net realized and unrealized gain (loss)		(4.00)	.55
Total from investment operations		(3.91)	.56
Total increase (decrease) in net asset value		(3.91)	.56
Net asset value, ending		$11.39	$15.30

Total return*		(25.56%)	3.80%
Ratios to average net assets:A
Net investment income		.67%	1.14	% (a)
Total expenses		7.55%	66.65	% (a)
Expenses before offsets		2.52%	2.58	% (a)
Net expenses		2.50%	2.50	% (a)
Portfolio turnover		29%	1%
Net assets, ending (in thousands)		$620	$140

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2011	2010 (z)	2009	(z)
Net asset value, beginning	$12.17	$11.32	$11.58
Income from investment operations:
Net investment income	.15	.10	.09
Net realized and unrealized gain (loss)	(1.88)	.95	(.14)
Total from investment operations	(1.73)	1.05	(.05)
Distributions from:
Net investment income	(.08)	(.20)	(.21)
Net realized gain	—	—	**
Total from distributions	(.08)	(.20)	(.21)
Total increase (decrease) in net asset value	(1.81)	.85	(.26)
Net asset value, ending	$10.36	$12.17	$11.32

Total return*	(14.32%)	9.42%	.26%
Ratios to average net assets:A
Net investment income	1.11%	.90%	1.03%
Total expenses	1.54%	1.73%	2.11%
Expenses before offsets	1.20%	1.20%	1.21%
Net expenses	1.20%	1.20%	1.21%
Portfolio turnover	126%	44%	98%
Net assets, ending (in thousands)	$4,174	$4,190	$3,712

		Periods Ended
		September 30,	September 30,
Class I Shares		2008 (z)	2007	#(z)
Net asset value, beginning		$15.35	$15.00
Income from investment operations:
Net investment income		.25	.04
Net realized and unrealized gain (loss)		(4.02)	.31
Total from investment operations		(3.77)	.35
Total increase (decrease) in net asset value		(3.77)	.35
Net asset value, ending		$11.58	$15.35

Total return*		(24.56%)	2.33%
Ratios to average net assets:A
Net investment income		1.72%	.78	% (a)
Total expenses		2.26%	7.47	% (a)
Expenses before offsets		1.22%	1.28	% (a)
Net expenses		1.20%	1.20	% (a)
Portfolio turnover		29%	2%
Net assets, ending (in thousands)		$3,533	$3,075

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Periods Ended
	September 30,	September 30,	September 30,
Class Y Shares	2011	2010 (z)	2009	###(z)
Net asset value, beginning	$11.72	$11.50	$8.67
Income from investment operations:
Net investment income	.13	.10	.13
Net realized and unrealized gain (loss)	(1.83)	.90	2.70
Total from investment operations	(1.70)	1.00	2.83
Distributions from:
Net investment income	(.02)	(.78)	—
Net realized gain	—	—	**
Total from distributions	(.02)	(.78)	**
Total increase (decrease) in net asset value	(1.72)	.22	2.83
Net asset value, ending	$10.00	$11.72	$11.50

Total return*	(14.52%)	9.18%	32.71%
Ratios to average net assets:A
Net investment income	1.04%	.96%	1.56	% (a)
Total expenses	2.68%	4.73%	21.67	% (a)
Expenses before offsets	1.41%	1.41%	1.42	% (a)
Net expenses	1.41%	1.41%	1.41	% (a)
Portfolio turnover	126%	44%	90%
Net assets, ending (in thousands)	$1,519	$944	$112

A         Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense off set arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

#        From May 31, 2007 inception.

##      From July 31, 2007 inception.

###    From October 31, 2008 inception.

*       Total return is not annualized for periods less than one year and does not reflect deduction of any front- end or deferred sales charge.

**     Less than $0.01 per share.

(a)    Annualized.

(z)    Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable),

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transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.	calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 38

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on September 13, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Subadvisory Agreements between the Advisor and each of Trilogy Global Advisors, LP and Advisory Research, Inc. (each a “Subadvisor” and together, the “Subadvisors”) with respect to the Fund.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the initial approval of each Investment Subadvisory Agreement with the applicable Subadvisor. Prior to voting, the disinterested Directors reviewed the proposed approval of each Investment Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In evaluating each of the Investment Subadvisory Agreements, the disinterested Directors reviewed information provided by the Advisor and the Subadvisors relating to the Subadvisors’ operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisors provided biographical information on portfolio management and other professional staff, performance information for themselves, and descriptions of their respective investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board approved the Investment Subadvisory Agreements between the Advisor and each of the Subadvisors based on a number of factors relating to each Subadvisor’s ability to perform under the applicable Investment Subadvisory Agreement. In the course of its

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 39

deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor’s management style and long-term performance record in employing its investment strategies; each Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of each Subadvisor’s personnel; each Subadvisor’s financial condition with respect to its ability to perform the services required under the applicable Investment Subadvisory Agreement; each Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by each Subadvisor under the applicable Investment Subadvisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board also considered, among other information, the Fund’s performance during the one- and three-year periods ended July 31, 2011. This comparison indicated that the Fund performed below the median of its peer group for the one- and three-year periods ended July 31, 2011. The data also indicated that the Fund underperformed its benchmark over the same periods. The Board took into account management’s discussion of the Fund’s performance and its recommendation that the Fund’s current subadvisor be replaced with the Subadvisors in an effort to address the Fund’s underperformance. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Fund’s current subadvisor. The Board also took into account each Subadvisor’s long-term performance record with respect to the investment strategies each Subadvisor would utilize in managing the Fund. Although the Subadvisors’ investment strategies did not reflect environmental, sustainability and governance (ESG) criteria, the Trustees considered the impact ESG criteria was likely to have on the composition of the investment portfolios the Subadvisors would manage for the Fund. Based on its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the estimated cost of services to be provided by each Subadvisor and the anticipated level of profitability to each Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under each Investment Subadvisory Agreement would be paid by the Advisor out of the advisory fee that the Advisor received from the Fund under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate each Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board noted that the proposed subadvisory fees were comparable to the subadvisory fee the Advisor was paying to the Fund’s current subadvisor. The Board took into account the fees the Subadvisors charged to their other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also noted the Advisor’s current undertaking to waive its advisory fees in an amount equal to any savings the Advisor realized from the new subadvisory arrangements. Based upon its review, the Board determined that the proposed subadvisory

www.	calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 40

fees were reasonable. Because the Advisor would pay the Subadvisors’ subadvisory fees and the subadvisory fees were negotiated at arm’s length by the Advisor, the estimated cost of services to be provided by the Subadvisors and the anticipated level of profitability to the Subadvisors of their relationships with the Fund were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor’s management of the Fund to be a material factor in its consideration, although the Board noted that the proposed subadvisory fee schedule for one of the Subadvisors included a breakpoint that would reduce that subadvisory fee on assets above a specified asset level.

In initially approving each Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding each Investment Subadvisory Agreement, among others: (a) each Subadvisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objectives and policies; (b) each Subadvisor maintains appropriate compliance programs; (c) each Subadvisor’s investment strategies are appropriate for pursuing the investment objective of the Fund; (d) appropriate action is being taken with respect to the performance of the Fund; and (e) the Fund’s proposed subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by each Subadvisor. Based on its conclusions, the Board determined that the initial approval of each Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 41

DIRECTOR AND OFFICER INFORMATION TABLE

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 62	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	15	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 63	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	None
JOHN G. GUFFEY, JR. AGE: 63	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 48	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	15	• Bridgeway Funds (14)
JOY V. JONES AGE: 61	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney.	15	• Director, Conduit Street Restaurants Limited
TERRENCE J. MOLLNER, Ed.D. AGE: 66	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	15	• Calvert Social Investment Foundation • Ben & Jerry's Homemade, Inc. • ArtNOW, Inc. • Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 62	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	15	None

INTERESTED TRUSTEES/DIRECTORS

BARBARA J. KRUMSIEK AGE: 59

Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact		President, Chief Executive Officer and Chair of Calvert Investments, Inc.	42	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
D. Wayne Silby, Esq.

AGE: 63

Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact		Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Studio School Fund • Syntao.com China • The Ice Organization • Impact Assets
OFFICERS

KAREN BECKER

Age: 58	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 52	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
THOMAS DAILEY AGE: 47	Vice President	2004	Vice President of Calvert Investment Management, Inc.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

patrick faul AGE: 46	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008, and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 37	Assistant Secretary	2004	Electronic Filing Manager and Executive Assistant to General Counsel, Calvert Investments, Inc.
GREGORY B. HABEEB AGE: 61	Vice President (CSIF and CSIS )	2004	Senior Vice President of Calvert Investment Management, Inc.
HUI PING HO, CPA AGE: 46	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 54	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL, Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 55	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer – Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 43	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. WolfsheimeRCPA AGE: 59	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS, JR., CPA AGE: 50	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

www.calvert.com CALVERT INTERNATIONAL OPPORTUNITIES FUND ANNUAL REPORT (UNAUDITED) 42

The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
INTERNATIONAL	FAMILY OF FUNDS	Enhanced Equity Portfolio
OPPORTUNITIES		Equity Portfolio
FUND	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III., an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/11
	$	%*	$	% *

(a) Audit Fees	$54,285		$58,465
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$8,993	0%	$8,460	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$63,278	0%	$66,925	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority to the Audit Committee Chair with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/11
$	%*	$	% *
$11,000	0%*	$42,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

            Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2011

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 6, 2011

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: December 6, 2011